UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019—September 30, 2020

Item 1: Reports to Shareholders

Annual Report | September 30, 2020 Vanguard PRIMECAP Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Trustees Approve Advisory Arrangement	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    Vanguard PRIMECAP Fund returned 15.13% for Admiral™ Shares and 15.05% for Investor Shares for the 12 months ended September 30, 2020, in line with the return of its benchmark, the Standard & Poor’s 500 Index.

•    Stock market indexes across the globe hit record highs in February, then fell sharply as COVID-19 spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    Growth stocks outperformed their value counterparts, and large-capitalization stocks outdistanced mid- and small-caps.

•    In the bond markets, volatility rose and liquidity fell in March as the pandemic spread. By the end of the period, however, yields were significantly lower and prices were higher.

•    Holdings in the energy and consumer discretionary sectors contributed most to relative performance for the 12 months. Industrials and information technology detracted.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard PRIMECAP Fund returned 15.05% for Investor Shares and 15.13% for Admiral Shares, in line with the 15.15% total return of its benchmark, the Standard & Poor’s 500 Index. Relative to the S&P 500 Index, favorable sector allocation roughly offset unfavorable stock selection during the period.

Investment environment

The fiscal year ended September 30, 2020, was one for the record books. What started uneventfully enough, back when yield curves and trade wars dominated investor concerns, morphed into a time of unprecedented tumult as COVID-19 wreaked global havoc. The U.S. economy endured a “Great Pause” in March and April when local restrictions, designed to mitigate the pandemic’s toll, severely constrained activity and output.

The subsequent economic collapse established several record-setting declines, among them the fastest bear market descent (the S&P 500 Index ultimately lost 34% of its value in just 22 trading sessions), the most job losses (more than 20 million, easily outpacing the Great Depression’s 12 million mark), and the steepest GDP drop (–31.4% in the second quarter). Similar scenes, differing only in timing and magnitude, unfolded around the world, fracturing the once-integrated global economy.

The U.S. government, in tandem with foreign authorities, unleashed a torrent of stimulus and support in response. This monetary-fiscal onslaught featured open-ended assurances from the Federal Reserve to maintain low interest rates and staggering amounts of deficit spending. But reopening the economy proved fraught with difficulty, and the initial recovery stalled somewhat at levels well below pre-pandemic highs.

Equity indexes bounced aggressively starting in late March, ahead of the economy’s turn. The S&P 500 Index surpassed its previous high in less than six months, a record-short bear market dip, and peaked in early September, up more than 60% from its late-March low. But this impressive performance masked substantial dispersion within, reflecting the pandemic’s uniquely disruptive influence. Many companies battled for survival, while some technology-oriented businesses, seemingly ready-made for stay-at-home isolation, thrived. For the full fiscal year, the information technology (+47%), consumer discretionary (+29%), and health care (+20%) sectors fared best, while energy (–45%) and financials (–12%) followed crude oil prices and interest rates sharply lower.

Outlook for U.S. equities

Our view on U.S. equities is decidedly mixed. The post-recession economy has been heavily reliant on artificial and unsustainable measures, including an astounding $2 trillion federal deficit in the second quarter alone and the promise of further stimulus ahead. And, as noted, the market’s apparent strength, unusually concentrated in larger technology stocks, belies a broader fundamental struggle on metaphorical Main Street, creating

2

an unusually bifurcated stock landscape. That said, U.S. Treasury yields hovered at historically depressed levels (0.7% for the 10-year Treasury yield at the end of the fiscal year), providing some support for the S&P 500 Index’s elevated valuation (20.5 times price/earnings valuation on 2021 estimated earnings).

We see more fundamental reasons for optimism in select cases. No therapy or drug has provided a silver bullet against COVID-19 yet, but we still anticipate medical solutions to materialize. Multiple vaccine candidates are on the cusp of clinical outcomes, as are several antibody therapies. Meanwhile, many stocks continue to languish, left behind in this protracted socially distanced existence. Our original expectation of a fairly prompt snapback was misplaced, but we still expect the eventual “new normal” to more closely resemble its 2019 antecedent than the current state of apprehension and isolation. This should divert oxygen from pandemic beneficiaries to a wide swath of struggling companies. A more fulsome recovery may also spur inflation and interest rates upward, which could finally and forcefully shift sentiment from high-multiple growth stocks to inexpensive value stocks.

Portfolio update

The fund’s sector exposures were broadly helpful. The portfolio maintained overweight positions in information technology, health care, and industrials; these sectors accounted for 71% of average assets, compared with 48% in the S&P 500 Index. The portfolio was slightly overweighted in consumer discretionary and underweighted in financials and communication services. The fund maintained limited exposure to consumer staples, energy, materials and real estate.

Stock selection was generally unfavorable, particularly in information technology, industrials, and financials. In information technology, the fund outperformed the market (+29% sector return) but badly lagged the benchmark return (+47%) on insufficient exposure to Apple (+109%). Apple alone contributed more than 300 basis points of underperformance, easily offsetting a terrific performance from the fund’s largest holding, Adobe (+78%).

In industrials, the fund’s significant airlines ownership suffered as travel collapsed, with United (–61%), American (–54%), Delta (–46%), and Southwest (–30%) weighing heavily on results. FedEx (+76%) provided a partial offset. In financials, the fund’s exposure to large banks—notably Wells Fargo (–51%)—detracted.

Elsewhere in the portfolio, consumer discretionary and health care were bright spots. Standout performer Tesla (+791%) rocketed higher on stronger fundamentals and the allure of its seemingly limitless potential. Tesla coupled with Alibaba (+76%) more than offset the fund’s sizable underweight in Amazon (+81%). In health care, large positions in Amgen (+35%) and Eli Lilly (+35%) helped results.

As of September 30, 2020, the fund’s top 10 holdings made up 39% of assets.

3

Advisor perspectives

Perhaps the single most noteworthy feature of today’s equity market is an element of inequity: the sheer relative size of so-called Big Tech. Just four technology stocks—Apple, Microsoft, Amazon, and Google—make up more than 20 percent of the S&P 500 Index. Their combined capitalization (approximately $6 trillion) is roughly equivalent to the bottom 350 constituents of the index or to the Japan Exchange Group, the largest equity market outside the United States. The four stocks’ combined performance has strong-armed the S&P 500 Index to record highs; indeed, in a reflection of broader-based challenges, the S&P 500 Equal Weight Index has not yet approached its pre-COVID peak. History suggests that this concentrated technology frenzy warrants caution. In March 2000—a notoriously exuberant technology market—the four biggest stocks were “just” 16% of the market, and only three were technology stocks; with 2020’s hindsight, we know that story ended poorly for many.

But maybe this time is different, a prospect with which we wrestle daily; after all, Microsoft has defied doubters and maintained its lofty perch in the Big Four. In aggregate, valuations for these heavyweights are high but not irrationally so; their competitive moats seem to deepen with time, a function of their aggressive reinvestment strategy; and technology’s coronation feels less speculative or premature this time around.

And yet the fund’s exposure to these four companies stood at just 10% at the end of the fiscal year, half that of the index, with Microsoft and Google representing the bulk of our ownership. The fund’s underweight positions in Apple and Amazon have created a massive multiyear performance headwind. We acknowledge these two errors of omission, but we remain cautious. Size invites competition, disruption, and regulation. These high-priced titans must be more than impressive to justify their valuations—they must be near-flawless in handling internal and external threats, known and unknown. Our bias is to search elsewhere.

Health care also features prominently in the news and in our portfolio. The pandemic reinforces the incalculable value embedded in existing drugs, therapies, and devices, which facilitate our ongoing fight against disease and death—and which have presumably helped reduce COVID-19’s infection fatality ratio. But the pandemic also highlights how much value remains to be created with future breakthroughs, both in the COVID-19 realm and beyond. The health care sector has unsurprisingly fared well, and consensus estimates project market-leading revenue (+8%) and earnings (+5%) growth in a calendar year more commonly scarred with steep declines. But this is not chiefly a pandemic-fueled surge, and growth should persist indefinitely. Despite ongoing political concerns in a tense election year, we are optimistic that our companies will continue to develop life-saving innovations and that they will be rewarded by the marketplace.

4

Finally, much ink has been spilled in past letters defending our outsized airlines ownership. We viewed them as secular growers, operating in a vastly improved industry structure, and trading of late at less than half of the market’s valuation. Whatever the merits, our investment thesis—and our performance—was dealt a dramatic blow by COVID-19, forcing a structural reset in both our holdings and our thinking. We continue to own these companies, albeit more selectively and with overall lower exposure, ahead of travel’s eventual revival.

Conclusion

We still believe that some semblance of normalcy will prevail. Several pandemic-driven structural changes will likely persist, including a more flexible workforce, the fast-forwarding of digital transitions, and certain business travel indefinitely lost to Zoom. But if and when life does normalize, we expect the market’s winners to be drawn primarily from its pool of COVID-19 losers. Our portfolio is positioned accordingly, focused on stocks whose long-term potential deviates meaningfully from today’s dislocated share prices.

PRIMECAP Management Company

October 16, 2020

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
PRIMECAP Fund	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,286.33	$2.17
Admiral Shares	1,000.00	1,286.77	1.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.10	$1.92
Admiral Shares	1,000.00	1,023.45	1.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

7

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020			Final Value

	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund Investor Shares	15.05%	14.92%	14.71%	$39,436
S&P 500 Index	15.15	14.15	13.74	36,244
Dow Jones U.S. Total Stock Market
Float Adjusted Index	14.77	13.60	13.43	35,263

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	15.13%	15.00%	14.80%	$198,722
S&P 500 Index	15.15	14.15	13.74	181,221
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	176,315

See Financial Highlights for dividend and capital gains information.

8

PRIMECAP Fund

Fund Allocation

As of September 30, 2020

Communication Services	6.7%
Consumer Discretionary	13.5
Consumer Staples	0.0
Energy	0.8
Financials	6.0
Health Care	27.7
Industrials	15.0
Information Technology	29.5
Materials	0.8
Real Estate	0.0

The table reflects the fund's investments, except for short term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the Other category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

PRIMECAP Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)
Communication Services (6.5%)
*	Alphabet Inc. Class A	868,016	1,272,164
*	Alphabet Inc. Class C	720,159	1,058,346
*	Baidu Inc. ADR	5,216,204	660,319
	Activision Blizzard Inc.	4,970,000	402,322
	Walt Disney Co.	3,071,625	381,127
*	Facebook Inc. Class A	665,900	174,399
*	Charter Communications Inc. Class A	251,000	156,709
*	T-Mobile US Inc.	360,800	41,261
	Comcast Corp. Class A	519,269	24,022
*	Live Nation Entertainment Inc.	360,150	19,405
*	Altice USA Inc. Class A	703,700	18,296
			4,208,370
Consumer Discretionary (13.3%)
*	Alibaba Group Holding Ltd. ADR	7,779,176	2,286,922
^	Sony Corp. ADR	16,062,932	1,232,830
*	Tesla Inc.	2,768,700	1,187,800
*	Amazon.com Inc.	260,410	819,961
[1]	Whirlpool Corp.	3,954,372	727,169
	Ross Stores Inc.	7,410,400	691,539
	TJX Cos. Inc.	8,684,700	483,304
*,1	Mattel Inc.	26,850,676	314,153
	L Brands Inc.	7,865,114	250,189
	Royal Caribbean Cruises Ltd.	2,069,147	133,936
^	Carnival Corp.	6,596,565	100,136
	eBay Inc.	1,320,000	68,772
*	Burlington Stores Inc.	275,300	56,737
	Marriott International Inc. Class A	556,710	51,540
	Restaurant Brands International Inc.	763,500	43,909
	Hilton Worldwide Holdings Inc.	365,366	31,173
	McDonald’s Corp.	120,900	26,536
	Las Vegas Sands Corp.	377,400	17,609
	MGM Resorts International	553,400	12,036
*	AutoZone Inc.	4,950	5,829
*	Dollar Tree Inc.	62,000	5,663
*	Ulta Beauty Inc.	21,000	4,704
			8,552,447
Consumer Staples (0.0%)
	Constellation Brands
	Inc. Class A	41,300	7,827
	Mowi ASA	381,600	6,789
	Altria Group Inc.	115,100	4,447
	Philip Morris International Inc.	56,100	4,207
	Kroger Co.	96,900	3,286
			26,556
Energy (0.8%)
	Hess Corp.	5,247,000	214,760
	Pioneer Natural Resources Co.	2,205,800	189,677
	EOG Resources Inc.	1,898,600	68,235
	Noble Energy Inc.	1,600,000	13,680
^,*	Transocean Ltd.	12,303,573	9,928
	Schlumberger Ltd.	66,700	1,038
			497,318
Financials (5.9%)
	JPMorgan Chase & Co.	9,194,075	885,114
	Marsh & McLennan Cos. Inc.	5,710,515	654,996
	Wells Fargo & Co.	27,747,627	652,347
	Charles Schwab Corp.	16,656,816	603,477
	Bank of America Corp.	23,479,132	565,612
	US Bancorp	3,817,300	136,850
	Progressive Corp.	1,372,000	129,887
	Citigroup Inc.	2,047,300	88,259
	Discover Financial Services	640,125	36,986
	CME Group Inc.	65,068	10,887
			3,764,415

10

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
Health Care (27.2%)
	Eli Lilly and Co.	21,225,508	3,141,800
	Amgen Inc.	10,232,855	2,600,782
*,1	Biogen Inc.	9,117,892	2,586,564
	AstraZeneca plc ADR	27,646,288	1,515,017
	Thermo Fisher Scientific Inc.	2,620,402	1,156,960
	Novartis AG ADR	13,109,825	1,140,030
*	Boston Scientific Corp.	28,581,744	1,092,108
	Roche Holding AG	2,376,182	813,939
	Bristol-Myers Squibb Co.	9,040,413	545,046
*	BioMarin Pharmaceutical Inc.	6,244,839	475,107
*	Elanco Animal Health Inc.	15,478,719	432,321
	Abbott Laboratories	3,574,995	389,067
*	BeiGene Ltd. ADR	1,073,340	307,447
	Medtronic plc	2,035,300	211,508
	Zimmer Biomet Holdings Inc.	1,475,380	200,858
[2]	Siemens Healthineers AG	3,530,571	158,483
	CVS Health Corp.	2,410,000	140,744
*	Alcon Inc.	2,400,412	136,703
	Merck & Co. Inc.	1,500,000	124,425
	Agilent Technologies Inc.	827,716	83,550
	Stryker Corp.	400,500	83,452
	Sanofi ADR	969,000	48,615
*	Edwards Lifesciences Corp.	607,500	48,491
*	IQVIA Holdings Inc.	197,009	31,055
	GlaxoSmithKline plc ADR	548,000	20,627
	UnitedHealth Group Inc.	1,955	609
			17,485,308
Industrials (14.8%)
	FedEx Corp.	9,166,406	2,305,535
[1]	Southwest Airlines Co.	34,230,156	1,283,631
	Siemens AG	9,812,610	1,239,233
*	Airbus SE	9,544,798	692,247
	Caterpillar Inc.	4,012,708	598,495
	Union Pacific Corp.	2,653,000	522,296
*	United Airlines Holdings Inc.	14,188,203	493,040
	United Parcel Service Inc. Class B	2,056,670	342,703
	Delta Air Lines Inc.	10,054,400	307,464
^	American Airlines Group Inc.	24,421,613	300,142
	Alaska Air Group Inc.	4,475,600	163,941
	TransDigm Group Inc.	343,916	163,401
	Textron Inc.	3,809,200	137,474
*	Seimens Energy AG Rights	4,906,305	132,306
	Raytheon Technologies Corp.	1,983,400	114,125
	CSX Corp.	1,319,700	102,501
	Deere & Co.	400,000	88,652
	AMETEK Inc.	869,550	86,433
	General Dynamics Corp.	576,330	79,781
	Carrier Global Corp.	2,330,100	71,161
	Otis Worldwide Corp.	816,650	50,975
*	Lyft Inc. Class A	1,799,380	49,573
	L3Harris Technologies Inc.	240,000	40,762
	Honeywell International Inc.	240,000	39,506
	Rockwell Automation Inc.	178,280	39,343
	Pentair plc	588,000	26,913
*	Ryanair Holdings plc ADR	250,000	20,440
	nVent Electric plc	887,900	15,707
	Boeing Co.	70,200	11,601
*	Uber Technologies Inc.	21,900	799
			9,520,180

Information Technology (29.0%)
*	Adobe Inc.	6,645,757	3,259,279
	Microsoft Corp.	13,982,568	2,940,954
	Texas Instruments Inc.	16,373,772	2,338,011
*	Micron Technology Inc.	29,373,074	1,379,360
	QUALCOMM Inc.	9,266,845	1,090,522
	KLA Corp.	5,130,260	993,937
	Intel Corp.	15,636,892	809,678
^	Telefonaktiebolaget LM Ericsson ADR	70,696,226	769,882
	NVIDIA Corp.	1,355,800	733,786
	Intuit Inc.	1,813,950	591,729
[1]	NetApp Inc.	12,649,941	554,573
	Oracle Corp.	6,789,900	405,357
	HP Inc.	19,618,316	372,552
	Visa Inc. Class A	1,643,200	328,591
	Hewlett Packard Enterprise Co.	34,516,496	323,420
	Analog Devices Inc.	2,765,900	322,891
	Apple Inc.	2,130,000	246,675
	Cisco Systems Inc.	5,432,579	213,989
*	PayPal Holdings Inc.	1,030,630	203,065
	Entegris Inc.	2,395,022	178,046
	Corning Inc.	5,169,700	167,550
	Applied Materials Inc.	1,467,700	87,255

11

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	Mastercard Inc. Class A	215,600	72,909
*	Autodesk Inc.	264,200	61,033
*	BlackBerry Ltd.	10,505,100	48,218
[1]	Plantronics Inc.	3,672,300	43,480
*	Palo Alto Networks Inc.	112,900	27,632
*	Keysight Technologies Inc.	264,000	26,078
*	Dell Technologies Inc.	276,000	18,682
	Western Digital Corp.	385,500	14,090
	Perspecta Inc.	470,023	9,142
*	Rambus Inc.	534,697	7,320
*	Infineon Technologies AG ADR	75,000	2,118
*	Nokia Oyj ADR	400,000	1,564
*	RingCentral Inc. Class A	5,000	1,373
*	Okta Inc.	3,400	727
*	Arista Networks Inc.	1,500	310
			18,645,778
Materials (0.8%)
	Albemarle Corp.	2,735,335	244,211
	Dow Inc.	1,844,817	86,799
	DuPont de Nemours Inc.	1,424,216	79,015
	Linde plc	287,000	68,343
	Corteva Inc.	1,358,416	39,136
			517,504
Real Estate (0.0%)
	Alexandria Real Estate Equities Inc.	62,800	10,048

Total Common Stocks
(Cost $26,697,157)			63,227,924

Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.117% (Cost $1,421,483)	14,218,839	1,421,884

Total Investments (100.5%)
(Cost $28,118,640)	64,649,808
Other Assets and Liabilities—Net (-0.5%)	(326,748)
Net Assets (100%)	64,323,060

Cost is in $000.

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $308,043,000.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of this security represented 0.2% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4	Collateral of $327,140,000 was received for securities on loan, of which $323,382,000 is held in Vanguard Market Liquidity Fund and $3,758,000 is held in cash.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

PRIMECAP Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,519,638)	57,718,354
Affiliated Issuers (Cost $3,599,002)	6,931,454
Total Investments in Securities	64,649,808
Investment in Vanguard	2,724
Cash	3,758
Receivables for Investment Securities Sold	318
Receivables for Accrued Income	71,639
Receivables for Capital Shares Issued	3,403
Total Assets	64,731,650
Liabilities
Payables for Investment Securities Purchased	16,955
Collateral for Securities on Loan	327,140
Payables to Investment Advisor	29,186
Payables for Capital Shares Redeemed	30,796
Payables to Vanguard	4,513
Total Liabilities	408,590
Net Assets	64,323,060

At September 30, 2020, net assets consisted of:

Paid-in Capital	22,566,689
Total Distributable Earnings (Loss)	41,756,371
Net Assets	64,323,060

Investor Shares—Net Assets
Applicable to 39,877,689 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,696,935
Net Asset Value Per Share—Investor Shares	$142.86

Admiral Shares—Net Assets
Applicable to 395,806,023 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	58,626,125
Net Asset Value Per Share—Admiral Shares	$148.12

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	991,256
Dividends—Affiliated Issuers	63,759
Interest—Affiliated Issuers	14,202
Securities Lending—Net	8,303
Total Income	1,077,520
Expenses
Investment Advisory Fees—Note B	115,611
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,012
Management and Administrative—Admiral Shares	69,791
Marketing and Distribution—Investor Shares	562
Marketing and Distribution—Admiral Shares	2,293
Custodian Fees	2,364
Auditing Fees	31
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	163
Trustees’ Fees and Expenses	87
Total Expenses	201,956
Net Investment Income	875,564
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	5,396,820
Investment Securities Sold—Affiliated Issuers	(321,958)
Foreign Currencies	(94)
Realized Net Gain (Loss)	5,074,768
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	3,976,682
Investment Securities—Affiliated Issuers	(1,174,837)
Foreign Currencies	1,617
Change in Unrealized Appreciation (Depreciation)	2,803,462
Net Increase (Decrease) in Net Assets Resulting from Operations	8,753,794

1 Dividends are net of foreign withholding taxes of $19,194,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	875,564	877,672
Realized Net Gain (Loss)	5,074,768	4,100,360
Change in Unrealized Appreciation (Depreciation)	2,803,462	(6,754,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,753,794	(1,776,582)
Distributions[1]
Investor Shares	(444,045)	(460,605)
Admiral Shares	(4,239,627)	(4,127,699)
Total Distributions	(4,683,672)	(4,588,304)
Capital Share Transactions
Investor Shares	(803,660)	(352,243)
Admiral Shares	(2,214,671)	501,276
Net Increase (Decrease) from Capital Share Transactions	(3,018,331)	149,033
Total Increase (Decrease)	1,051,791	(6,215,853)
Net Assets
Beginning of Period	63,271,269	69,487,122
End of Period	64,323,060	63,271,269

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$133.12	$147.61	$126.84	$107.60	$96.99
Investment Operations
Net Investment Income	1.745[1]	1.715[1]	1.474[1]	1.398[1]	1.401
Net Realized and Unrealized Gain (Loss) on Investments	17.947	(6.495)	26.529	23.145	15.103
Total from Investment Operations	19.692	(4.780)	28.003	24.543	16.504
Distributions
Dividends from Net Investment Income	(1.690)	(1.470)	(1.400)	(1.356)	(1.114)
Distributions from Realized Capital Gains	(8.262)	(8.240)	(5.833)	(3.947)	(4.780)
Total Distributions	(9.952)	(9.710)	(7.233)	(5.303)	(5.894)
Net Asset Value, End of Period	$142.86	$133.12	$147.61	$126.84	$107.60

Total Return[2]	15.05%	-2.41%	22.86%	23.75%	17.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,697	$6,095	$7,126	$7,699	$7,588
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.38%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.32%	1.08%	1.22%	1.37%
Portfolio Turnover Rate	6%	5%	8%	8%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$138.02	$153.09	$131.45	$111.52	$100.53
Investment Operations
Net Investment Income	1.920[1]	1.880[1]	1.622[1]	1.528[1]	1.532
Net Realized and Unrealized Gain (Loss)on Investments	18.600	(6.756)	27.508	23.981	15.645
Total from Investment Operations	20.520	(4.876)	29.130	25.509	17.177
Distributions
Dividends from Net Investment Income	(1.853)	(1.647)	(1.444)	(1.491)	(1.236)
Distributions from Realized Capital Gains	(8.567)	(8.547)	(6.046)	(4.088)	(4.951)
Total Distributions	(10.420)	(10.194)	(7.490)	(5.579)	(6.187)
Net Asset Value, End of Period	$148.12	$138.02	$153.09	$131.45	$111.52

Total Return[2]	15.13%	-2.34%	22.95%	23.83%	17.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58,626	$57,177	$62,361	$50,615	$39,852
Ratio of Total Expenses to Average Net Assets	0.31%	0.31%	0.31%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.39%	1.15%	1.29%	1.43%
Portfolio Turnover Rate	6%	5%	8%	8%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5.  Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

18

PRIMECAP Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

19

PRIMECAP Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2020, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,724,000, representing less than 0.01% of the fund’s net assets and 1.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

20

PRIMECAP Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	60,184,928	3,042,996	—	63,227,924
Temporary Cash Investments	1,421,884	—	—	1,421,884
Total	61,606,812	3,042,996	—	64,649,808

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	435,783
Total Distributable Earnings (Loss)	(435,783)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	597,765
Undistributed Long-Term Gains	4,626,133
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	36,532,473

21

PRIMECAP Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	925,147	775,112
Long-Term Capital Gains	3,758,525	3,813,192
Total	4,683,672	4,588,304

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	28,118,640
Gross Unrealized Appreciation	40,145,268
Gross Unrealized Depreciation	(3,614,100)
Net Unrealized Appreciation (Depreciation)	36,531,168

F.   During the year ended September 30, 2020, the fund purchased $3,744,460,000 of investment securities and sold $10,090,425,000 of investment securities, other than temporary cash investments.

G.	Capital share transactions for each class of shares were:

			Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	547,781	4,262	625,656	4,823
Issued in Lieu of Cash Distributions	432,110	3,129	449,317	3,799
Redeemed	(1,783,551)	(13,296)	(1,427,216)	(11,115)
Net Increase (Decrease)—Investor Shares	(803,660)	(5,905)	(352,243)	(2,493)
Admiral Shares
Issued	2,426,834	17,481	2,512,990	18,918
Issued in Lieu of Cash Distributions	3,984,207	27,842	3,905,419	31,871
Redeemed	(8,625,712)	(63,781)	(5,917,133)	(43,874)
Net Increase (Decrease)—Admiral Shares	(2,214,671)	(18,458)	501,276	6,915

22

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,855,920	NA1	NA1	(442)	100	14,202	—	1,421,884
American Airlines Group Inc.	817,917	—	71,467	(214,196)	(232,112)	6,065	—	NA2
Biogen Inc.	NA3	45,778	74,757	1,214	468,577	—	—	2,586,564
Mattel Inc.	302,366	3,458	340	(396)	9,065	—	—	314,153
NetApp Inc.	679,019	—	13,617	2,778	(113,607)	24,558	—	554,573
Plantronics Inc.	137,050	—	—	—	(93,570)	1,102	—	43,480
Southwest Airlines Co.	1,889,408	62,129	111,386	(22,059)	(534,461)	12,500	—	1,283,631
United Airlines Holdings Inc.	1,407,965	—	51,808	(78,100)	(785,017)	—	—	NA2
Whirlpool Corp.	666,628	—	34,890	(10,757)	106,188	19,534	—	727,169
Total	7,756,273			(321,958)	(1,174,837)	77,961	—	6,931,454

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 Not applicable—at September 30, 2020, the security was still held, but the issuer was no longer an affiliated company of the fund.

3 Not applicable—at September 30, 2019, the issuer was not an affiliated company of the fund.

I. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the

U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

24

Special 2020 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,132,080,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $925,147,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 89.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

[1]	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112020

Annual Report | September 30, 2020

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Target Retirement Income Fund	4
Target Retirement 2015 Fund	17
Target Retirement 2020 Fund	30
Target Retirement 2025 Fund	43
Target Retirement 2030 Fund	56
Target Retirement 2035 Fund	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•      For the 12 months ended September 30, 2020, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 7.35% for the Target Retirement Income Fund to 9.71% for the Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a higher allocation to stocks did best. Each fund performed in line with its composite benchmark after expenses.

•      The rebound in global stocks that began in March continued in the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•      In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. U.S. Treasury yields ended the quarter little changed.

•      Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•      For the 10 years ended September 30, the funds’ average annual returns ranged from 5.60% for the Target Retirement Income Fund to 9.29% for the Target Retirement 2035 Fund.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,112.06	$0.63
Target Retirement 2015 Fund	$1,000.00	$1,127.40	$0.64
Target Retirement 2020 Fund	$1,000.00	$1,163.97	$0.70
Target Retirement 2025 Fund	$1,000.00	$1,190.50	$0.71
Target Retirement 2030 Fund	$1,000.00	$1,211.14	$0.72
Target Retirement 2035 Fund	$1,000.00	$1,231.91	$0.78
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.40	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,024.40	$0.61
Target Retirement 2020 Fund	$1,000.00	$1,024.35	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.35	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,024.35	$0.66
Target Retirement 2035 Fund	$1,000.00	$1,024.30	$0.71

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.12%, 0.12%, 0.13%, 0.13%, 0.13%, and 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

3

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement Income Fund	7.35%	6.03%	5.60%	$17,248
Target Income Composite Index	8.07	6.31	5.80	17,578
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	14,291

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

4

Target Retirement Income Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	37.4%
Vanguard Total Stock Market Index Fund Investor Shares	17.6
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	17.0
Vanguard Total International Bond Index Fund Investor Shares	15.8
Vanguard Total International Stock Index Fund Investor Shares	12.2

The table reflects the fund’s investments, except for short-term investments and derivatives.

5

Target Retirement Income Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (98.6%)
U.S. Stock Fund (17.4%)
Vanguard Total Stock Market Index Fund Investor Shares	36,827,105	3,053,704

International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	125,719,671	2,107,062

U.S. Bond Funds (53.7%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	562,125,490	6,486,928
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	116,242,704	2,953,727
9,440,655
International Bond Fund (15.5%)
Vanguard Total International Bond Index Fund Investor Shares	235,274,074	2,736,237
Total Investment Companies (Cost $13,759,575)	17,337,658
Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
1	Vanguard Market Liquidity Fund, 0.117% (Cost $224,498)	2,245,079	224,508
Total Investments (99.9%) (Cost $13,984,073)	17,562,166
Other Assets and Liabilities—Net (0.1%)	13,654
Net Assets (100%)	17,575,820

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

6

Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	744	124,694	2,321
10-Year U.S. Treasury Note	December 2020	744	103,811	89
				2,410

See accompanying Notes, which are an integral part of the Financial Statements.

7

Target Retirement Income Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $13,984,073)	17,562,166
Cash Collateral Pledged—Futures Contracts	8,768
Receivables for Investment Securities Sold	2,923
Receivables for Accrued Income	26,979
Receivables for Capital Shares Issued	16,623
Variation Margin Receivable—Futures Contracts	681
Total Assets	17,618,140
Liabilities
Payables for Investment Securities Purchased	26,980
Payables for Capital Shares Redeemed	15,154
Variation Margin Payable—Futures Contracts	186
Total Liabilities	42,320
Net Assets	17,575,820

At September 30, 2020, net assets consisted of:

Paid-in Capital	13,710,954
Total Distributable Earnings (Loss)	3,864,866
Net Assets	17,575,820

Net Assets
Applicable to 1,208,772,631 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,575,820
Net Asset Value Per Share	$14.54

See accompanying Notes, which are an integral part of the Financial Statements.

8

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	371,688
Other Income	12
Net Investment Income—Note B	371,700
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	281,006
Futures Contracts	16,534
Realized Net Gain (Loss)	297,540
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	504,374
Futures Contracts	2,410
Change in Unrealized Appreciation (Depreciation)	506,784
Net Increase (Decrease) in Net Assets Resulting from Operations	1,176,024

See accompanying Notes, which are an integral part of the Financial Statements.

9

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	371,700	415,089
Realized Net Gain (Loss)	297,540	22,491
Change in Unrealized Appreciation (Depreciation)	506,784	626,217
Net Increase (Decrease) in Net Assets Resulting from Operations	1,176,024	1,063,797
Distributions[1]
Total Distributions	(378,668)	(656,163)
Capital Share Transactions
Issued	3,038,878	2,449,733
Issued in Lieu of Cash Distributions	359,137	627,398
Redeemed	(3,603,059)	(3,114,349)
Net Increase (Decrease) from Capital Share Transactions	(205,044)	(37,218)
Total Increase (Decrease)	592,312	370,416
Net Assets
Beginning of Period	16,983,508	16,613,092
End of Period	17,575,820	16,983,508

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement Income Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.85	$13.52	$13.46	$13.08	$12.59
Investment Operations
Net Investment Income	0.308[1]	.341[1]	.334[1]	.250[1]	.229
Capital Gain Distributions Received	—	—	.001[1]	.004[1]	.007
Net Realized and Unrealized Gain (Loss) on Investments	0.696	.533	.107	.422	.692
Total from Investment Operations	1.004	.874	.442	.676	.928
Distributions
Dividends from Net Investment Income	(.297)	(.352)	(.327)	(.254)	(.227)
Distributions from Realized Capital Gains	(.017)	(.192)	(.055)	(.042)	(.211)
Total Distributions	(.314)	(.544)	(.382)	(.296)	(.438)
Net Asset Value, End of Period	$14.54	$13.85	$13.52	$13.46	$13.08

Total Return[2]	7.35%	6.75%	3.31%	5.26%	7.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,576	$16,984	$16,613	$16,645	$10,790
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.19%	2.54%	2.47%	1.90%	1.78%
Portfolio Turnover Rate	17%	10%	6%	8%	11%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

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Target Retirement Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Target Retirement Income Fund

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	29,715
Total Distributable Earnings (Loss)	(29,715)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	41,507
Undistributed Long-Term Gains	245,266
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,578,093

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Target Retirement Income Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	378,668	431,251
Long-Term Capital Gains	—	224,912
Total	378,668	656,163

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	13,984,073
Gross Unrealized Appreciation	3,579,817
Gross Unrealized Depreciation	(1,724)
Net Unrealized Appreciation (Depreciation)	3,578,093

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	216,355	182,664
Issued in Lieu of Cash Distributions	25,681	48,017
Redeemed	(259,849)	(233,197)
Net Increase (Decrease) in Shares Outstanding	(17,813)	(2,516)

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Target Retirement Income Fund

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,215	NA1	NA1	(47)	10	254	—	224,508
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,821,896	359,315	317,169	(5,875)	95,560	34,043	—	2,953,727
Vanguard Total Bond Market II Index Fund	6,303,317	966,054	1,041,076	36,033	222,600	148,039	—	6,486,928
Vanguard Total Bond Market ETF[2]	—	18,653	18,673	20	—	—	—	—
Vanguard Total International Bond Index Fund	2,738,130	315,054	287,664	12,828	(42,111)	85,697	—	2,736,237
Vanguard Total International Stock Index Fund	2,012,186	511,607	489,938	(8,427)	81,634	50,729	—	2,107,062
Vanguard Total Stock Market Index Fund	3,104,490	726,787	1,170,728	246,474	146,681	52,926	—	3,053,704
Total	16,984,234	2,897,470	3,325,248	281,006	504,374	371,688	—	17,562,166

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

16

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2015 Fund	7.68%	7.04%	7.04%	$19,753
Target 2015 Composite Index	8.37	7.35	7.23	20,099
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

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Target Retirement 2015 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	35.6%
Vanguard Total Stock Market Index Fund Investor Shares	20.0
Vanguard Total International Bond Index Fund Investor Shares	15.3
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	14.9
Vanguard Total International Stock Index Fund Investor Shares	14.2

The table reflects the fund’s investments, except for short-term investments and derivatives.

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Target Retirement 2015 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.2%)
U.S. Stock Fund (19.6%)
Vanguard Total Stock Market Index Fund Investor Shares	36,030,179	2,987,622

International Stock Fund (13.9%)
Vanguard Total International Stock Index Fund Investor Shares	126,361,545	2,117,820

U.S. Bond Funds (49.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	462,666,454	5,339,171
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	87,571,807	2,225,199
		7,564,370
International Bond Fund (15.0%)
Vanguard Total International Bond Index Fund Investor Shares	196,734,463	2,288,022
Total Investment Companies (Cost $11,407,894)		14,957,834
Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $196,032)	1,960,377	196,038
Total Investments (99.5%) (Cost $11,603,926)		15,153,872
Other Assets and Liabilities—Net (0.5%)		78,750
Net Assets (100%)		15,232,622

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Target Retirement 2015 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	1,021	171,120	3,084
10-Year U.S. Treasury Note	December 2020	733	102,276	1
				3,085

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2015 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $11,603,926)	15,153,872
Cash Collateral Pledged—Futures Contracts	12,202
Receivables for Investment Securities Sold	80,000
Receivables for Accrued Income	21,226
Receivables for Capital Shares Issued	11,991
Variation Margin Receivable—Futures Contracts	934
Total Assets	15,280,225
Liabilities
Payables for Investment Securities Purchased	26,226
Payables for Capital Shares Redeemed	21,328
Variation Margin Payable—Futures Contracts	49
Total Liabilities	47,603
Net Assets	15,232,622

At September 30, 2020, net assets consisted of:

Paid-in Capital	10,863,902
Total Distributable Earnings (Loss)	4,368,720
Net Assets	15,232,622

Net Assets
Applicable to 961,940,581 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,232,622
Net Asset Value Per Share	$15.84

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	334,593
Other Income	10
Net Investment Income—Note B	334,603
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	749,171
Futures Contracts	15,743
Realized Net Gain (Loss)	764,914
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(10,711)
Futures Contracts	3,085
Change in Unrealized Appreciation (Depreciation)	(7,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,091,891

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	334,603	393,784
Realized Net Gain (Loss)	764,914	354,227
Change in Unrealized Appreciation (Depreciation)	(7,626)	144,719
Net Increase (Decrease) in Net Assets Resulting from Operations	1,091,891	892,730
Distributions[1]
Total Distributions	(734,000)	(1,036,939)
Capital Share Transactions
Issued	2,038,962	1,965,353
Issued in Lieu of Cash Distributions	713,503	1,009,506
Redeemed	(3,525,024)	(3,593,321)
Net Increase (Decrease) from Capital Share Transactions	(772,559)	(618,462)
Total Increase (Decrease)	(414,668)	(762,671)
Net Assets
Beginning of Period	15,647,290	16,409,961
End of Period	15,232,622	15,647,290

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.42	$15.60	$15.75	$15.19	$14.90
Investment Operations
Net Investment Income	.336[1]	.376[1]	.371[1]	.305[1]	.311
Capital Gain Distributions Received	—	—	.001[1]	.005[1]	.007
Net Realized and Unrealized Gain (Loss) on Investments	.818	.455	.328	.846	.968
Total from Investment Operations	1.154	.831	.700	1.156	1.286
Distributions
Dividends from Net Investment Income	(.379)	(.372)	(.318)	(.289)	(.299)
Distributions from Realized Capital Gains	(.355)	(.639)	(.532)	(.307)	(.697)
Total Distributions	(.734)	(1.011)	(.850)	(.596)	(.996)
Net Asset Value, End of Period	$15.84	$15.42	$15.60	$15.75	$15.19

Total Return[2]	7.68%	6.08%	4.54%	7.95%	9.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,233	$15,647	$16,410	$17,250	$17,479
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.13%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.52%	2.39%	2.02%	1.96%
Portfolio Turnover Rate	18%	10%	7%	7%	9%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

25

Target Retirement 2015 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

26

Target Retirement 2015 Fund

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	75,083
Total Distributable Earnings (Loss)	(75,083)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	152,187
Undistributed Long-Term Gains	666,587
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,549,946

27

Target Retirement 2015 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	393,797	387,410
Long-Term Capital Gains	340,203	649,528
Total	734,000	1,036,939

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	11,603,926
Gross Unrealized Appreciation	3,550,813
Gross Unrealized Depreciation	(867)
Net Unrealized Appreciation (Depreciation)	3,549,946

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	134,165	132,213
Issued in Lieu of Cash Distributions	46,910	73,100
Redeemed	(233,997)	(242,220)
Net Increase (Decrease) in Shares Outstanding	(52,922)	(36,907)

28

Target Retirement 2015 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10	NA1	NA1	(26)	5	226	—	196,038
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,041,604	392,870	276,986	(4,814)	72,525	25,322	—	2,225,199
Vanguard Total Bond Market II Index Fund	5,331,310	874,160	1,084,051	56,269	161,483	123,922	—	5,339,171
Vanguard Total Bond Market ETF[2]	—	6,143	6,150	7	—	—	—	—
Vanguard Total International Bond Index Fund	2,354,655	267,028	309,087	25,733	(50,307)	73,575	—	2,288,022
Vanguard Total International Stock Index Fund	2,372,022	482,532	802,328	23,828	41,766	54,787	—	2,117,820
Vanguard Total Stock Market Index Fund	3,546,381	764,002	1,734,752	648,174	(236,183)	56,761	—	2,987,622
Total	15,645,982	2,786,735	4,213,354	749,171	(10,711)	334,593	—	15,153,872

1	Not applicable—purchases and sales are for temporary cash investment purposes.

2	The fund invested in ETF Shares during the period, but sold the positions before period end.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

29

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2020 Fund	8.51%	7.96%	7.81%	$21,210
Target 2020 Composite Index	9.31	8.30	8.09	21,765
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

30

Target Retirement 2020 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	29.8%
Vanguard Total Stock Market Index Fund Investor Shares	28.9
Vanguard Total International Stock Index Fund Investor Shares	19.9
Vanguard Total International Bond Index Fund Investor Shares	12.9
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	8.5

The table reflects the fund’s investments, except for short-term investments and derivatives.

31

Target Retirement 2020 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (98.4%)
U.S. Stock Fund (28.5%)
Vanguard Total Stock Market Index Fund Investor Shares	109,464,928	9,076,832

International Stock Fund (19.6%)
Vanguard Total International Stock Index Fund Investor Shares	373,068,145	6,252,622

U.S. Bond Funds (37.6%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	810,085,592	9,348,388
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	104,420,556	2,653,326
12,001,714
International Bond Fund (12.7%)
Vanguard Total International Bond Index Fund Investor Shares	347,277,919	4,038,842
Total Investment Companies (Cost $22,989,580)	31,370,010
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
1	Vanguard Market Liquidity Fund, 0.117% (Cost $324,623)	3,246,364	324,637
Total Investments (99.4%) (Cost $23,314,203)	31,694,647
Other Assets and Liabilities—Net (0.6%)	192,632
Net Assets (100%)	31,887,279

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

32

Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	1,612	270,171	5,872
10-Year U.S. Treasury Note	December 2020	1,837	256,319	1
				5,873

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2020 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $23,314,203)	31,694,647
Cash Collateral Pledged—Futures Contracts	19,230
Receivables for Investment Securities Sold	210,000
Receivables for Accrued Income	31,192
Receivables for Capital Shares Issued	40,429
Variation Margin Receivable—Futures Contracts	1,475
Total Assets	31,996,973
Liabilities
Payables for Investment Securities Purchased	50,192
Payables for Capital Shares Redeemed	59,391
Variation Margin Payable—Futures Contracts	111
Total Liabilities	109,694
Net Assets	31,887,279

At September 30, 2020, net assets consisted of:

Paid-in Capital	21,897,614
Total Distributable Earnings (Loss)	9,989,665
Net Assets	31,887,279

Net Assets
Applicable to 943,637,747 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,887,279
Net Asset Value Per Share	$33.79

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	705,829
Other Income	32
Net Investment Income—Note B	705,861
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	1,421,109
Futures Contracts	31,677
Realized Net Gain (Loss)	1,452,786
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	320,623
Futures Contracts	5,873
Change in Unrealized Appreciation (Depreciation)	326,496
Net Increase (Decrease) in Net Assets Resulting from Operations	2,485,143

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	705,861	802,773
Realized Net Gain (Loss)	1,452,786	344,679
Change in Unrealized Appreciation (Depreciation)	326,496	476,788
Net Increase (Decrease) in Net Assets Resulting from Operations	2,485,143	1,624,240
Distributions[1]
Total Distributions	(1,159,070)	(1,431,551)
Capital Share Transactions
Issued	5,243,714	5,598,664
Issued in Lieu of Cash Distributions	1,131,242	1,402,515
Redeemed	(8,603,355)	(7,517,881)
Net Increase (Decrease) from Capital Share Transactions	(2,228,399)	(516,702)
Total Increase (Decrease)	(902,326)	(324,013)
Net Assets
Beginning of Period	32,789,605	33,113,618
End of Period	31,887,279	32,789,605

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$32.24	$32.14	$31.19	$29.09	$27.52
Investment Operations
Net Investment Income	.713[1]	.778[1]	.729[1]	.636[1]	.619
Capital Gain Distributions Received	—	—	.002[1]	.008[1]	.012
Net Realized and Unrealized Gain (Loss) on Investments	1.987	.736	1.079	2.231	2.065
Total from Investment Operations	2.700	1.514	1.810	2.875	2.696
Distributions
Dividends from Net Investment Income	(.789)	(.745)	(.631)	(.562)	(.591)
Distributions from Realized Capital Gains	(.361)	(.669)	(.229)	(.213)	(.535)
Total Distributions	(1.150)	(1.414)	(.860)	(.775)	(1.126)
Net Asset Value, End of Period	$33.79	$32.24	$32.14	$31.19	$29.09

Total Return[2]	8.51%	5.29%	5.87%	10.17%	10.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,887	$32,790	$33,114	$31,263	$27,542
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.51%	2.30%	2.15%	2.14%
Portfolio Turnover Rate	19%	13%	10%	9%	15%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

38

Target Retirement 2020 Fund

5.  Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6.  Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

39

Target Retirement 2020 Fund

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	165,106
Total Distributable Earnings (Loss)	(165,106)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	326,171
Undistributed Long-Term Gains	1,283,050
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	8,380,444

40

Target Retirement 2020 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	817,503	769,247
Long-Term Capital Gains	341,567	662,304
Total	1,159,070	1,431,551

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	23,314,203
Gross Unrealized Appreciation	8,381,750
Gross Unrealized Depreciation	(1,306)
Net Unrealized Appreciation (Depreciation)	8,380,444

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	162,609	181,093
Issued in Lieu of Cash Distributions	34,711	49,211
Redeemed	(270,581)	(243,796)
Net Increase (Decrease) in Shares Outstanding	(73,261)	(13,492)

41

Target Retirement 2020 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,708	NA1	NA1	(31)	13	431	—	324,637
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,145,955	848,608	417,202	(3,339)	79,304	29,034	—	2,653,326
Vanguard Total Bond Market II Index Fund	9,579,114	1,945,826	2,568,438	87,968	303,918	219,489	—	9,348,388
Vanguard Total Bond Market ETF[2]	—	5,526	5,532	6	—	—	—	—
Vanguard Total International Bond Index Fund	4,211,439	570,669	697,598	28,409	(74,077)	131,084	—	4,038,842
Vanguard Total International Stock Index Fund	6,769,805	1,072,303	1,738,702	(1,588)	150,804	160,091	—	6,252,622
Vanguard Total Stock Market Index Fund	10,101,340	1,639,467	3,834,320	1,309,684	(139,339)	165,700	—	9,076,832
Total	32,815,361	6,082,399	9,261,792	1,421,109	320,623	705,829	—	31,694,647

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

42

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2025 Fund	9.04%	8.60%	8.38%	$22,353
Target 2025 Composite Index	9.92	8.97	8.66	22,946
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

43

Target Retirement 2025 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	35.5%
Vanguard Total Bond Market II Index Fund Investor Shares	28.0
Vanguard Total International Stock Index Fund Investor Shares	24.0
Vanguard Total International Bond Index Fund Investor Shares	12.0
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	0.5

The table reflects the fund’s investments, except for short-term investments and derivatives.

44

Target Retirement 2025 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (98.6%)
U.S. Stock Fund (35.0%)
Vanguard Total Stock Market Index Fund Investor Shares	196,439,152	16,288,734

International Stock Fund (23.7%)
Vanguard Total International Stock Index Fund Investor Shares	656,609,998	11,004,784

U.S. Bond Funds (28.1%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	1,113,599,402	12,850,937
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	8,893,772	225,991
13,076,928
International Bond Fund (11.8%)
Vanguard Total International Bond Index Fund Investor Shares	473,547,094	5,507,353
Total Investment Companies (Cost $32,087,080)	45,877,799
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
1	Vanguard Market Liquidity Fund, 0.117% (Cost $471,221)	4,712,422	471,242
Total Investments (99.6%) (Cost $32,558,301)	46,349,041
Other Assets and Liabilities—Net (0.4%)	171,474
Net Assets (100%)	46,520,515

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

45

Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	1,998	334,865	8,527
10-Year U.S. Treasury Note	December 2020	2,313	322,736	145
				8,672

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2025 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $32,558,301)	46,349,041
Cash Collateral Pledged—Futures Contracts	23,720
Receivables for Investment Securities Sold	196,891
Receivables for Accrued Income	26,421
Receivables for Capital Shares Issued	50,959
Variation Margin Receivable—Futures Contracts	1,828
Total Assets	46,648,860
Liabilities
Payables for Investment Securities Purchased	40,421
Payables for Capital Shares Redeemed	87,650
Variation Margin Payable—Futures Contracts	274
Total Liabilities	128,345
Net Assets	46,520,515

At September 30, 2020, net assets consisted of:

Paid-in Capital	31,231,898
Total Distributable Earnings (Loss)	15,288,617
Net Assets	46,520,515

Net Assets
Applicable to 2,263,103,001 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,520,515
Net Asset Value Per Share	$20.56

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,007,304
Other Income	49
Net Investment Income—Note B	1,007,353
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	968,113
Futures Contracts	47,707
Realized Net Gain (Loss)	1,015,820
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,705,863
Futures Contracts	8,672
Change in Unrealized Appreciation (Depreciation)	1,714,535
Net Increase (Decrease) in Net Assets Resulting from Operations	3,737,708

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,007,353	1,043,757
Realized Net Gain (Loss)	1,015,820	93,771
Change in Unrealized Appreciation (Depreciation)	1,714,535	865,279
Net Increase (Decrease) in Net Assets Resulting from Operations	3,737,708	2,002,807
Distributions[1]
Total Distributions	(1,174,627)	(1,174,162)
Capital Share Transactions
Issued	7,933,617	7,794,924
Issued in Lieu of Cash Distributions	1,150,386	1,152,542
Redeemed	(9,272,657)	(7,489,764)
Net Increase (Decrease) from Capital Share Transactions	(188,654)	1,457,702
Total Increase (Decrease)	2,374,427	2,286,347
Net Assets
Beginning of Period	44,146,088	41,859,741
End of Period	46,520,515	44,146,088

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.34	$19.02	$18.25	$16.77	$15.90
Investment Operations
Net Investment Income	.438[1]	.464[1]	.419[1]	.380[1]	.362
Capital Gain Distributions Received	—	—	.001[1]	.004[1]	.006
Net Realized and Unrealized Gain (Loss) on Investments	1.292	.390	.807	1.534	1.280
Total from Investment Operations	1.730	.854	1.227	1.918	1.648
Distributions
Dividends from Net Investment Income	(.471)	(.434)	(.369)	(.327)	(.342)
Distributions from Realized Capital Gains	(.039)	(.100)	(.088)	(.111)	(.436)
Total Distributions	(.510)	(.534)	(.457)	(.438)	(.778)
Net Asset Value, End of Period	$20.56	$19.34	$19.02	$18.25	$16.77

Total Return[2]	9.04%	4.89%	6.79%	11.74%	10.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,521	$44,146	$41,860	$37,111	$31,706
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.51%	2.24%	2.21%	2.18%
Portfolio Turnover Rate	21%	11%	8%	10%	15%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

51

Target Retirement 2025 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

52

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	92,094
Total Distributable Earnings (Loss)	(92,094)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	558,359
Undistributed Long-Term Gains	939,518
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,790,740

53

Target Retirement 2025 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	1,154,679	1,036,454
Long-Term Capital Gains	19,948	137,708
Total	1,174,627	1,174,162

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	32,558,301
Gross Unrealized Appreciation	13,795,727
Gross Unrealized Depreciation	(4,987)
Net Unrealized Appreciation (Depreciation)	13,790,740

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	405,875	422,593
Issued in Lieu of Cash Distributions	57,837	68,077
Redeemed	(483,645)	(407,912)
Net Increase (Decrease) in Shares Outstanding	(19,933)	82,758

54

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	23,149	NA1	NA1	(99)	21	710	—	471,242
Vanguard Short-Term Inflation-Protected Securities Index Fund	—	225,625	—	—	366	1,020	—	225,991
Vanguard Total Bond Market II Index Fund	12,038,750	4,209,201	3,914,751	101,441	416,296	291,362	—	12,850,937
Vanguard Total Bond Market ETF[2]	—	23,245	23,270	25	—	—	—	—
Vanguard Total International Bond Index Fund	5,106,622	1,313,874	861,869	8,680	(59,954)	165,611	—	5,507,353
Vanguard Total International Stock Index Fund	10,791,314	1,633,150	1,664,367	(102,091)	346,778	268,913	—	11,004,784
Vanguard Total Stock Market Index Fund	16,219,435	2,180,827	4,074,041	960,157	1,002,356	279,688	—	16,288,734
Total	44,179,270	9,585,922	10,538,298	968,113	1,705,863	1,007,304	—	46,349,041

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

55

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2030 Fund	9.38%	9.07%	8.84%	$23,333
Target 2030 Composite Index	10.24	9.44	9.13	23,956
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

56

Target Retirement 2030 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	40.4%
Vanguard Total International Stock Index Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund Investor Shares	22.7
Vanguard Total International Bond Index Fund Investor Shares	9.9
The table reflects the fund’s investments, except for short-term investments and derivatives.

57

Target Retirement 2030 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
	Investment Companies (98.6%)
	U.S. Stock Fund (39.9%)
	Vanguard Total Stock Market Index Fund Investor Shares	203,570,853	16,880,095

	International Stock Fund (26.6%)
	Vanguard Total International Stock Index Fund Investor Shares	670,748,771	11,241,749

	U.S. Bond Fund (22.4%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	819,563,827	9,457,767

	International Bond Fund (9.7%)
	Vanguard Total International Bond Index Fund Investor Shares	353,161,429	4,107,268
	Total Investment Companies (Cost $28,909,842)		41,686,879
	Temporary Cash Investment (1.1%)
	Money Market Fund (1.1%)
1	Vanguard Market Liquidity Fund, 0.117% (Cost $484,974)	4,849,891	484,989
	Total Investments (99.7%) (Cost $29,394,816)		42,171,868
	Other Assets and Liabilities—Net (0.3%)		113,448
	Net Assets (100%)		42,285,316

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

58

Target Retirement 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	2,435	339,759	248
E-mini S&P 500 Index	December 2020	1,477	247,545	6,557
				6,805

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2030 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $29,394,816)	42,171,868
Cash Collateral Pledged—Futures Contracts	17,310
Receivables for Investment Securities Sold	122,001
Receivables for Accrued Income	18,706
Receivables for Capital Shares Issued	62,357
Variation Margin Receivable—Futures Contracts	1,351
Total Assets	42,393,593
Liabilities
Payables for Investment Securities Purchased	18,706
Payables for Capital Shares Redeemed	89,118
Variation Margin Payable—Futures Contracts	453
Total Liabilities	108,277
Net Assets	42,285,316

At September 30, 2020, net assets consisted of:

Paid-in Capital	28,800,646
Total Distributable Earnings (Loss)	13,484,670
Net Assets	42,285,316

Net Assets
Applicable to 1,123,725,757 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	42,285,316
Net Asset Value Per Share	$37.63

See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	883,865
Other Income	44
Net Investment Income—Note B	883,909
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	204,792
Futures Contracts	31,327
Realized Net Gain (Loss)	236,119
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,400,269
Futures Contracts	6,805
Change in Unrealized Appreciation (Depreciation)	2,407,074
Net Increase (Decrease) in Net Assets Resulting from Operations	3,527,102

See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	883,909	892,786
Realized Net Gain (Loss)	236,119	1
Change in Unrealized Appreciation (Depreciation)	2,407,074	649,511
Net Increase (Decrease) in Net Assets Resulting from Operations	3,527,102	1,542,298
Distributions[1]
Total Distributions	(970,908)	(869,831)
Capital Share Transactions
Issued	7,587,027	7,520,484
Issued in Lieu of Cash Distributions	954,496	856,060
Redeemed	(7,926,412)	(5,848,492)
Net Increase (Decrease) from Capital Share Transactions	615,111	2,528,052
Total Increase (Decrease)	3,171,305	3,200,519
Net Assets
Beginning of Period	39,114,011	35,913,492
End of Period	42,285,316	39,114,011

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.22	$34.74	$32.93	$29.77	$27.77
Investment Operations
Net Investment Income	.782[1]	.830[1]	.754[1]	.683[1]	.634
Capital Gain Distributions Received	—	—	.001[1]	.006[1]	.008
Net Realized and Unrealized Gain (Loss) on Investments	2.495	.486	1.744	3.167	2.390
Total from Investment Operations	3.277	1.316	2.499	3.856	3.032
Distributions
Dividends from Net Investment Income	(.867)	(.767)	(.670)	(.576)	(.597)
Distributions from Realized Capital Gains	—	(.069)	(.019)	(.120)	(.435)
Total Distributions	(.867)	(.836)	(.689)	(.696)	(1.032)
Net Asset Value, End of Period	$37.63	$35.22	$34.74	$32.93	$29.77

Total Return[2]	9.38%	4.15%	7.65%	13.25%	11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,285	$39,114	$35,913	$30,877	$24,966
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.46%	2.22%	2.21%	2.20%
Portfolio Turnover Rate	21%	8%	9%	9%	16%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2030 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	37,524
Total Distributable Earnings (Loss)	(37,524)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	521,395
Undistributed Long-Term Gains	186,223
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,777,052

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Target Retirement 2030 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	970,908	863,278
Long-Term Capital Gains	—	6,553
Total	970,908	869,831

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,394,816
Gross Unrealized Appreciation	12,802,421
Gross Unrealized Depreciation	(25,369)
Net Unrealized Appreciation (Depreciation)	12,777,052

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	213,271	224,037
Issued in Lieu of Cash Distributions	26,122	27,921
Redeemed	(226,267)	(175,095)
Net Increase (Decrease) in Shares Outstanding	13,126	76,863

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,567	NA1	NA1	(85)	15	620	—	484,989
Vanguard Total Bond Market II Index Fund	8,637,980	3,556,825	3,114,030	72,410	304,582	210,847	—	9,457,767
Vanguard Total Bond Market ETF[2]	—	8,114	8,123	9	—	—	—	—
Vanguard Total International Bond Index Fund	3,659,942	1,146,508	663,660	3,748	(39,270)	118,826	—	4,107,268
Vanguard Total International Stock Index Fund	10,715,003	1,530,260	1,258,467	(103,363)	358,316	270,810	—	11,241,749
Vanguard Total Stock Market Index Fund	16,122,186	2,006,289	3,257,079	232,073	1,776,626	282,762	—	16,880,095
Total	39,143,678	8,247,996	8,301,359	204,792	2,400,269	883,865	—	42,171,868

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

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Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2035 Fund	9.71%	9.53%	9.29%	$24,321
Target 2035 Composite Index	10.51	9.90	9.58	24,971
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

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Target Retirement 2035 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	44.9%
Vanguard Total International Stock Index Fund Investor Shares	30.1
Vanguard Total Bond Market II Index Fund Investor Shares	17.5
Vanguard Total International Bond Index Fund Investor Shares	7.5
The table reflects the fund’s investments, except for short-term investments and derivatives.

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Target Retirement 2035 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.4%)
U.S. Stock Fund (44.2%)
Vanguard Total Stock Market Index Fund Investor Shares	216,405,731	17,944,363

International Stock Fund (29.6%)
Vanguard Total International Stock Index Fund Investor Shares	716,478,413	12,008,178

U.S. Bond Fund (17.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	605,254,173	6,984,633

International Bond Fund (7.4%)
Vanguard Total International Bond Index Fund Investor Shares	259,267,514	3,015,281
Total Investment Companies (Cost $26,395,636)		39,952,455
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $594,456)	5,944,764	594,477
Total Investments (99.9%) (Cost $26,990,092)		40,546,932
Other Assets and Liabilities—Net (0.1%)		49,678
Net Assets (100%)		40,596,610

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Target Retirement 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	2,123	355,815	5,855
10-Year U.S. Treasury Note	December 2020	2,183	304,597	251
				6,106

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $26,990,092)	40,546,932
Cash Collateral Pledged—Futures Contracts	25,060
Receivables for Investment Securities Sold	68,000
Receivables for Accrued Income	13,833
Receivables for Capital Shares Issued	40,001
Variation Margin Receivable—Futures Contracts	1,943
Total Assets	40,695,769
Liabilities
Payables for Investment Securities Purchased	13,833
Payables for Capital Shares Redeemed	84,865
Variation Margin Payable—Futures Contracts	461
Total Liabilities	99,159
Net Assets	40,596,610

At September 30, 2020, net assets consisted of:

Paid-in Capital	26,326,510
Total Distributable Earnings (Loss)	14,270,100
Net Assets	40,596,610

Net Assets
Applicable to 1,753,208,201 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,596,610
Net Asset Value Per Share	$23.16

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	825,519
Other Income	37
Net Investment Income—Note B	825,556
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	244,210
Futures Contracts	24,992
Realized Net Gain (Loss)	269,202
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,406,453
Futures Contracts	6,106
Change in Unrealized Appreciation (Depreciation)	2,412,559
Net Increase (Decrease) in Net Assets Resulting from Operations	3,507,317

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	825,556	834,948
Realized Net Gain (Loss)	269,202	(5,766)
Change in Unrealized Appreciation (Depreciation)	2,412,559	378,643
Net Increase (Decrease) in Net Assets Resulting from Operations	3,507,317	1,207,825
Distributions[1]
Total Distributions	(909,779)	(819,561)
Capital Share Transactions
Issued	6,619,919	6,583,434
Issued in Lieu of Cash Distributions	894,998	806,942
Redeemed	(6,642,323)	(5,173,902)
Net Increase (Decrease) from Capital Share Transactions	872,594	2,216,474
Total Increase (Decrease)	3,470,132	2,604,738
Net Assets
Beginning of Period	37,126,478	34,521,740
End of Period	40,596,610	37,126,478

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.60	$21.46	$20.20	$18.09	$16.95
Investment Operations
Net Investment Income	.470[1]	.500[1]	.459[1]	.418[1]	.393
Capital Gain Distributions Received	—	—	.001[1]	.003[1]	.003
Net Realized and Unrealized Gain (Loss) on Investments	1.614	.146	1.243	2.180	1.530
Total from Investment Operations	2.084	.646	1.703	2.601	1.926
Distributions
Dividends from Net Investment Income	(.524)	(.464)	(.410)	(.356)	(.371)
Distributions from Realized Capital Gains	—	(.042)	(.033)	(.135)	(.415)
Total Distributions	(.524)	(.506)	(.443)	(.491)	(.786)
Net Asset Value, End of Period	$23.16	$21.60	$21.46	$20.20	$18.09

Total Return[2]	9.71%	3.37%	8.51%	14.76%	11.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,597	$37,126	$34,522	$29,798	$24,531
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.42%	2.19%	2.22%	2.21%
Portfolio Turnover Rate	18%	7%	8%	9%	14%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2035 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Target Retirement 2035 Fund

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	30,480
Total Distributable Earnings (Loss)	(30,480)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	500,018
Undistributed Long-Term Gains	213,242
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,556,840

79

Target Retirement 2035 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	909,779	815,423
Long-Term Capital Gains	—	4,138
Total	909,779	819,561

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,990,092
Gross Unrealized Appreciation	13,602,023
Gross Unrealized Depreciation	(45,183)
Net Unrealized Appreciation (Depreciation)	13,556,840

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	303,971	319,514
Issued in Lieu of Cash Distributions	39,637	43,129
Redeemed	(309,050)	(252,750)
Net Increase (Decrease) in Shares Outstanding	34,558	109,893

80

Target Retirement 2035 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,487	NA1	NA1	(76)	20	589	—	594,477
Vanguard Total Bond Market II Index Fund	6,178,454	2,873,880	2,342,333	56,516	218,116	153,198	—	6,984,633
Vanguard Total Bond Market ETF[2]	—	5,244	5,250	6	—	—	—	—
Vanguard Total International Bond Index Fund	2,693,932	878,367	529,901	2,864	(29,981)	86,002	—	3,015,281
Vanguard Total International Stock Index Fund	11,251,819	1,450,147	952,402	(66,382)	324,996	287,510	—	12,008,178
Vanguard Total Stock Market Index Fund	17,027,238	1,640,180	2,867,639	251,282	1,893,302	298,220	—	17,944,363
Total	37,160,930	6,847,818	6,697,525	244,210	2,406,453	825,519	—	40,546,932

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

81

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

82

Special 2020 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	$26,970
Target Retirement 2015 Fund	392,501
Target Retirement 2020 Fund	452,812
Target Retirement 2025 Fund	64,566
Target Retirement 2030 Fund	6,424
Target Retirement 2035 Fund	6,105

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	$83,725
Target Retirement 2015 Fund	104,869
Target Retirement 2020 Fund	298,973
Target Retirement 2025 Fund	481,451
Target Retirement 2030 Fund	490,406
Target Retirement 2035 Fund	516,755

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	11.5%
Target Retirement 2015 Fund	14.7
Target Retirement 2020 Fund	20.3
Target Retirement 2025 Fund	23.1
Target Retirement 2030 Fund	26.3
Target Retirement 2035 Fund	29.5

83

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	$135,860	$3,892
Target Retirement 2015 Fund	128,596	4,167
Target Retirement 2020 Fund	295,378	12,015
Target Retirement 2025 Fund	443,361	20,076
Target Retirement 2030 Fund	400,535	20,126
Target Retirement 2035 Fund	386,891	21,290

Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

84

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.
85

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018-present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006-2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017-present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020-present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020-present) and head of Marketing Strategy and Planning (2017-2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008-2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016-present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112020

Annual Report | September 30, 2020

Vanguard Target Retirement Funds

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Target Retirement 2040 Fund	4
Target Retirement 2045 Fund	17
Target Retirement 2050 Fund	30
Target Retirement 2055 Fund	42
Target Retirement 2060 Fund	54
Target Retirement 2065 Fund	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended September 30, 2020, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 9.96% for the Target Retirement 2040 Fund to 10.27% for the Target Retirement 2045 Fund. (The funds with target dates of 2015 through 2035, as well as the Target Retirement Income Fund, are covered in a separate report.) Each fund performed in line with its composite benchmark after expenses.

•    The rebound in global stocks that began in March continued in the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. U.S. Treasury yields ended the quarter little changed.

•    Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•    For the 10 years ended September 30—or since inception for the two newest funds— the funds’ average annual returns ranged from 8.03% for the Target Retirement 2065 Fund to 9.78% for the Target Retirement 2060 Fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•      Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•       Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Target Retirement 2040 Fund	$1,000.00	$1,252.58	$0.79
Target Retirement 2045 Fund	$1,000.00	$1,274.38	$0.85
Target Retirement 2050 Fund	$1,000.00	$1,273.93	$0.85
Target Retirement 2055 Fund	$1,000.00	$1,273.99	$0.85
Target Retirement 2060 Fund	$1,000.00	$1,273.71	$0.85
Target Retirement 2065 Fund	$1,000.00	$1,273.10	$0.85
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2050 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2055 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2060 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2065 Fund	$1,000.00	$1,024.25	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

3

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2040 Fund	9.96%	9.97%	9.58%	$24,960
Target 2040 Composite Index	10.73	10.35	9.89	25,676
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

4

Target Retirement 2040 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	49.7%
Vanguard Total International Stock Index Fund Investor Shares	32.8
Vanguard Total Bond Market II Index Fund Investor Shares	12.2
Vanguard Total International Bond Index Fund Investor Shares	5.3

The table reflects the fund's investments, except for short-term investments and derivatives.

5

Target Retirement 2040 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (99.2%)
U.S. Stock Fund (49.3%)
Vanguard Total Stock Market Index Fund Investor Shares	192,668,270	15,976,053

International Stock Fund (32.6%)
Vanguard Total International Stock Index Fund Investor Shares	629,546,358	10,551,197

U.S. Bond Fund (12.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	341,014,544	3,935,308

International Bond Fund (5.2%)
Vanguard Total International Bond Index Fund Investor Shares	145,881,364	1,696,600
Total Investment Companies (Cost $21,749,963)		32,159,158
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $247,054)	2,470,687	247,069
Total Investments (100.0%) (Cost $21,997,017)		32,406,227
Other Assets and Liabilities—Net (0.0%)		(1,845)
Net Assets (100%)		32,404,382

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

6

Target Retirement 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	346	57,990	693
10-Year U.S. Treasury Note	December 2020	1,403	195,762	153
				846

See accompanying Notes, which are an integral part of the Financial Statements.

7

Target Retirement 2040 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $21,997,017)	32,406,227
Cash Collateral Pledged—Futures Contracts	3,840
Receivables for Investment Securities Sold	33,252
Receivables for Accrued Income	7,751
Receivables for Capital Shares Issued	38,600
Variation Margin Receivable—Futures Contracts	317
Total Assets	32,489,987
Liabilities
Payables for Investment Securities Purchased	7,751
Payables for Capital Shares Redeemed	77,503
Variation Margin Payable—Futures Contracts	351
Total Liabilities	85,605
Net Assets	32,404,382

At September 30, 2020, net assets consisted of:

Paid-in Capital	21,595,553
Total Distributable Earnings (Loss)	10,808,829
Net Assets	32,404,382

Net Assets
Applicable to 808,705,137 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,404,382

Net Asset Value Per Share	$40.07

See accompanying Notes, which are an integral part of the Financial Statements.

8

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	641,731
Other Income	23
Net Investment Income—Note B	641,754
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	41,012
Futures Contracts	9,242
Realized Net Gain (Loss)	50,254
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,177,215
Futures Contracts	846
Change in Unrealized Appreciation (Depreciation)	2,178,061
Net Increase (Decrease) in Net Assets Resulting from Operations	2,870,069

See accompanying Notes, which are an integral part of the Financial Statements.

9

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	641,754	634,780
Realized Net Gain (Loss)	50,254	(8,193)
Change in Unrealized Appreciation (Depreciation)	2,178,061	137,697
Net Increase (Decrease) in Net Assets Resulting from Operations	2,870,069	764,284
Distributions[1]
Total Distributions	(701,833)	(599,639)
Capital Share Transactions
Issued	6,050,667	5,852,726
Issued in Lieu of Cash Distributions	690,099	590,157
Redeemed	(5,547,404)	(4,010,068)
Net Increase (Decrease) from Capital Share Transactions	1,193,362	2,432,815
Total Increase (Decrease)	3,361,598	2,597,460
Net Assets
Beginning of Period	29,042,784	26,445,324
End of Period	32,404,382	29,042,784

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.27	$37.26	$34.73	$30.59	$28.09
Investment Operations
Net Investment Income	.799[1]	.850[1]	.786[1]	.718[1]	.660
Capital Gain Distributions Received	—	—	.001[1]	.003[1]	.003
Net Realized and Unrealized Gain (Loss) on Investments	2.892	(.005)	2.441	4.143	2.687
Total from Investment Operations	3.691	.845	3.228	4.864	3.350
Distributions
Dividends from Net Investment Income	(.891)	(.779)	(.684)	(.599)	(.615)
Distributions from Realized Capital Gains	—	(.056)	(.014)	(.125)	(.235)
Total Distributions	(.891)	(.835)	(.698)	(.724)	(.850)
Net Asset Value, End of Period	$40.07	$37.27	$37.26	$34.73	$30.59
Total Return[2]	9.96%	2.63%	9.37%	16.26%	12.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,404	$29,043	$26,445	$22,324	$17,371
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.12%	2.38%	2.17%	2.23%	2.23%
Portfolio Turnover Rate	13%	5%	8%	8%	16%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

12

Target Retirement 2040 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

13

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	15,337
Total Distributable Earnings (Loss)	(15,337)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	394,263
Undistributed Long-Term Gains	5,356
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,409,210

14

Target Retirement 2040 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	701,833	599,053
Long-Term Capital Gains	—	586
Total	701,833	599,639

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,997,017
Gross Unrealized Appreciation	10,486,330
Gross Unrealized Depreciation	(77,120)
Net Unrealized Appreciation (Depreciation)	10,409,210

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	161,302	164,515
Issued in Lieu of Cash Distributions	17,596	18,379
Redeemed	(149,436)	(113,431)
Net Increase (Decrease) in Shares Outstanding	29,462	69,463

15

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,867	NA1	NA1	(52)	15	375	—	247,069
Vanguard Total Bond Market ETF[2]	—	5,244	5,250	6	—	—	—	—
Vanguard Total Bond Market II Index Fund	3,396,422	1,753,980	1,365,950	31,293	119,563	84,643	—	3,935,308
Vanguard Total International Bond Index Fund	1,444,631	576,877	307,284	(2,040)	(15,584)	47,671	—	1,696,600
Vanguard Total International Stock Index Fund	9,672,231	1,179,889	505,954	(41,404)	246,435	249,510	—	10,551,197
Vanguard Total Stock Market Index Fund	14,559,106	1,254,357	1,717,405	53,209	1,826,786	259,532	—	15,976,053
Total	29,082,257	4,770,347	3,901,843	41,012	2,117,215	641,731	—	32,406,227

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 The fund invested in ETF Shares during the period, but sold the positions before period end.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

16

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2045 Fund	10.27%	10.13%	9.66%	$25,147
Target 2045 Composite Index	10.95	10.50	9.96	25,844
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

17

Target Retirement 2045 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	54.5%
Vanguard Total International Stock Index Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund Investor Shares	6.3
Vanguard Total International Bond Index Fund Investor Shares	3.1

The table reflects the fund's investments, except for short-term investments and derivatives.

18

Target Retirement 2045 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Investor Shares	195,890,890	16,243,273

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	642,980,692	10,776,357

U.S. Bond Fund (6.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	163,607,196	1,888,027

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	79,153,765	920,558
Total Investment Companies (Cost $19,900,819)		29,828,215
Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $381,062)	3,810,762	381,076
Total Investments (100.0%) (Cost $20,281,881)		30,209,291
Other Assets and Liabilities—Net (0.0%)		(3,897)
Net Assets (100%)		30,205,394

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

19

Target Retirement 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	2,209	308,225	225
E-mini S&P 500 Index	December 2020	537	90,001	944
				1,169

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2045 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $20,281,881)	30,209,291
Cash Collateral Pledged—Futures Contracts	5,970
Receivables for Investment Securities Sold	33,896
Receivables for Accrued Income	3,803
Receivables for Capital Shares Issued	26,993
Variation Margin Receivable—Futures Contracts	491
Total Assets	30,280,444
Liabilities
Payables for Investment Securities Purchased	3,803
Payables for Capital Shares Redeemed	70,716
Variation Margin Payable—Futures Contracts	531
Total Liabilities	75,050
Net Assets	30,205,394

At September 30, 2020, net assets consisted of:

Paid-in Capital	19,894,540
Total Distributable Earnings (Loss)	10,310,854
Net Assets	30,205,394

Net Assets
Applicable to 1,197,796,831 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,205,394
Net Asset Value Per Share	$25.22

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	581,173
Other Income	14
Net Investment Income—Note B	581,187
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	44,609
Futures Contracts	18,904
Realized Net Gain (Loss)	63,513
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,122,328
Futures Contracts	1,169
Change in Unrealized Appreciation (Depreciation)	2,123,497
Net Increase (Decrease) in Net Assets Resulting from Operations	2,768,197

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	581,187	575,372
Realized Net Gain (Loss)	63,513	(5,828)
Change in Unrealized Appreciation (Depreciation)	2,123,497	5,053
Net Increase (Decrease) in Net Assets Resulting from Operations	2,768,197	574,597
Distributions[1]
Total Distributions	(636,663)	(535,587)
Capital Share Transactions
Issued	5,359,364	5,288,388
Issued in Lieu of Cash Distributions	626,488	527,209
Redeemed	(4,581,926)	(3,514,240)
Net Increase (Decrease) from Capital Share Transactions	1,403,926	2,301,357
Total Increase (Decrease)	3,535,460	2,340,367
Net Assets
Beginning of Period	26,669,934	24,329,567
End of Period	30,205,394	26,669,934

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.38	$23.49	$21.80	$19.12	$17.60
Investment Operations
Net Investment Income	.492[1]	.527[1]	.492[1]	.450[1]	.411
Capital Gain Distributions Received	—	—	—	.001[1]	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.900	(.128)	1.636	2.696	1.692
Total from Investment Operations	2.392	.399	2.128	3.147	2.105
Distributions
Dividends from Net Investment Income	(.552)	(.483)	(.428)	(.375)	(.386)
Distributions from Realized Capital Gains	—	(.026)	(.010)	(.092)	(.199)
Total Distributions	(.552)	(.509)	(.438)	(.467)	(.585)
Net Asset Value, End of Period	$25.22	$23.38	$23.49	$21.80	$19.12

Total Return[2]	10.27%	2.06%	9.85%	16.84%	12.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,205	$26,670	$24,330	$20,413	$15,987
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.08%	2.35%	2.16%	2.23%	2.43%
Portfolio Turnover Rate	9%	4%	7%	8%	13%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

25

Target Retirement 2045 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

26

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	13,326
Total Distributable Earnings (Loss)	(13,326)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	370,023
Undistributed Long-Term Gains	13,421
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	9,927,410

27

Target Retirement 2045 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	636,663	535,205
Long-Term Capital Gains	—	382
Total	636,663	535,587

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	20,281,881
Gross Unrealized Appreciation	10,047,728
Gross Unrealized Depreciation	(120,318)
Net Unrealized Appreciation (Depreciation)	9,927,410

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	228,288	236,957
Issued in Lieu of Cash Distributions	25,292	26,255
Redeemed	(196,369)	(158,490)
Net Increase (Decrease) in Shares Outstanding	57,211	104,722

28

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	12,586	NA1	NA1	(73)	14	382	—	381,076
Vanguard Total Bond Market II Index Fund	1,907,023	810,618	905,311	21,314	54,383	44,416	—	1,888,027
Vanguard Total International Bond Index Fund	807,216	305,136	180,737	661	(11,718)	26,319	—	920,558
Vanguard Total International Stock Index Fund	9,583,046	1,327,354	335,357	(9,177)	210,491	250,734	—	10,776,357
Vanguard Total Stock Market Index Fund	14,386,873	1,001,767	1,046,409	31,884	1,869,158	259,322	—	16,243,273
Total	26,696,744	3,444,875	2,467,814	44,609	2,122,328	581,173	—	30,209,291

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

29

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2050 Fund	10.26%	10.13%	9.65%	$25,130
Target 2050 Composite Index	10.97	10.50	9.96	25,850
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

30

Target Retirement 2050 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	54.5%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	6.2
Vanguard Total International Bond Index Fund Investor Shares	3.0

The table reflects the fund's investments, except for short-term investments and derivatives.

31

Target Retirement 2050 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.4%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	148,607,617	12,322,544

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	490,254,504	8,216,665

U.S. Bond Fund (6.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	121,144,737	1,398,010

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	57,431,213	667,925
Total Investment Companies (Cost $16,449,177)		22,605,144
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $372,742)	3,727,649	372,765
Total Investments (100.0%) (Cost $16,821,919)		22,977,909
Other Assets and Liabilities — Net (0.0%)		736
Net Assets (100%)		22,978,645

Cost is in $000.

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard

Market Liquidity Fund is the 7-day yield.

32

Target Retirement 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	816	136,762	1,341
10-Year U.S. Treasury Note	December 2020	1,754	244,738	200
				1,541

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2050 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $16,821,919)	22,977,909
Cash Collateral Pledged—Futures Contracts	9,400
Receivables for Investment Securities Sold	16,257
Receivables for Accrued Income	2,882
Receivables for Capital Shares Issued	24,861
Variation Margin Receivable—Futures Contracts	747
Total Assets	23,032,056
Liabilities
Payables for Investment Securities Purchased	2,882
Payables for Capital Shares Redeemed	50,090
Variation Margin Payable—Futures Contracts	439
Total Liabilities	53,411
Net Assets	22,978,645

At September 30, 2020, net assets consisted of:

Paid-in Capital	16,522,471
Total Distributable Earnings (Loss)	6,456,174
Net Assets	22,978,645

Net Assets
Applicable to 565,931,034 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,978,645
Net Asset Value Per Share	$40.60

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	434,266
Other Income	12
Net Investment Income—Note B	434,278
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	28,074
Futures Contracts	19,299
Realized Net Gain (Loss)	47,373
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,627,047
Futures Contracts	1,541
Change in Unrealized Appreciation (Depreciation)	1,628,588
Net Increase (Decrease) in Net Assets Resulting from Operations	2,110,239

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	434,278	410,082
Realized Net Gain (Loss)	47,373	(5,175)
Change in Unrealized Appreciation (Depreciation)	1,628,588	41,890
Net Increase (Decrease) in Net Assets Resulting from Operations	2,110,239	446,797
Distributions[1]
Total Distributions	(462,317)	(371,271)
Capital Share Transactions
Issued	5,098,536	4,866,735
Issued in Lieu of Cash Distributions	453,580	364,259
Redeemed	(3,691,857)	(2,640,064)
Net Increase (Decrease) from Capital Share Transactions	1,860,259	2,590,930
Total Increase (Decrease)	3,508,181	2,666,456
Net Assets
Beginning of Period	19,470,464	16,804,008
End of Period	22,978,645	19,470,464

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.63	$37.80	$35.07	$30.63	$27.95
Investment Operations
Net Investment Income	.793[1]	.851[1]	.794[1]	.727[1]	.636
Capital Gain Distributions Received	—	—	.001[1]	.002[1]	.003
Net Realized and Unrealized Gain (Loss) on Investments	3.053	(.204)	2.629	4.332	2.714
Total from Investment Operations	3.846	.647	3.424	5.061	3.353
Distributions
Dividends from Net Investment Income	(.876)	(.789)	(.684)	(.587)	(.585)
Distributions from Realized Capital Gains	—	(.028)	(.010)	(.034)	(.088)
Total Distributions	(.876)	(.817)	(.694)	(.621)	(.673)
Net Asset Value, End of Period	$40.60	$37.63	$37.80	$35.07	$30.63

Total Return[2]	10.26%	2.07%	9.84%	16.84%	12.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,979	$19,470	$16,804	$13,407	$9,634
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.08%	2.36%	2.16%	2.24%	2.24%
Portfolio Turnover Rate	9%	3%	7%	6%	12%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

38

Target Retirement 2050 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

39

Target Retirement 2050 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	291,559
Undistributed Long-Term Gains	8,625
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,155,990

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	462,317	370,825
Long-Term Capital Gains	—	446
Total	462,317	371,271

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	16,821,919
Gross Unrealized Appreciation	6,272,510
Gross Unrealized Depreciation	(116,520)
Net Unrealized Appreciation (Depreciation)	6,155,990

40

Target Retirement 2050 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	135,066	135,480
Issued in Lieu of Cash Distributions	11,376	11,274
Redeemed	(97,920)	(73,930)
Net Increase (Decrease) in Shares Outstanding	48,522	72,824

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	14,171	NA1	NA1	(63)	23	348	—	372,765
Vanguard Total Bond Market II Index Fund	1,395,754	774,697	829,044	14,186	42,417	33,066	—	1,398,010
Vanguard Total International Bond Index Fund	584,131	210,139	118,793	(819)	(6,733)	19,501	—	667,925
Vanguard Total International Stock Index Fund	6,993,878	1,276,112	220,417	(5,813)	172,905	187,506	—	8,216,665
Vanguard Total Stock Market Index Fund	10,504,597	1,010,121	631,192	20,583	1,418,435	193,845	—	12,322,544
Total	19,492,531	3,271,069	1,799,446	28,074	1,627,047	434,266	—	22,977,909

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

41

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2055 Fund	10.25%	10.12%	9.68%	$25,187
Target 2055 Composite Index	10.97	10.50	9.96	25,851
MSCI US Broad Market Index	14.99	13.70	13.53	35,575

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

42

Target Retirement 2055 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	54.4%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	6.4
Vanguard Total International Bond Index Fund Investor Shares	2.9

The table reflects the fund's investments, except for short-term investments and derivatives.

43

Target Retirement 2055 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.3%)
U.S. Stock Fund (53.4%)
Vanguard Total Stock Market Index Fund Investor Shares	83,135,500	6,893,596

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	274,775,787	4,605,242

U.S. Bond Fund (6.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	70,817,869	817,238

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	31,750,010	369,253
Total Investment Companies (Cost $10,328,866)		12,685,329
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $218,035)	2,180,559	218,056
Total Investments (100.0%) (Cost $10,546,901)		12,903,385
Other Assets and Liabilities—Net (0.0%)		(2,256)
Net Assets (100%)		12,901,129

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

44

Target Retirement 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	808	112,741	91
E-mini S&P 500 Index	December 2020	657	110,113	1,101
				1,192

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2055 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Issuers (Cost $10,546,901)	12,903,385
Cash Collateral Pledged—Futures Contracts	7,710
Receivables for Investment Securities Sold	7,035
Receivables for Accrued Income	1,673
Receivables for Capital Shares Issued	13,082
Variation Margin Receivable—Futures Contracts	601
Total Assets	12,933,486
Liabilities
Payables for Investment Securities Purchased	1,673
Payables for Capital Shares Redeemed	30,482
Variation Margin Payable—Futures Contracts	202
Total Liabilities	32,357
Net Assets	12,901,129

At September 30, 2020, net assets consisted of:

Paid-in Capital	10,374,463
Total Distributable Earnings (Loss)	2,526,666
Net Assets	12,901,129

Net Assets
Applicable to 292,675,134 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,901,129
Net Asset Value Per Share	$44.08

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	236,263
Other Income	7
Net Investment Income—Note B	236,270
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	9,471
Futures Contracts	18,474
Realized Net Gain (Loss)	27,945
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	904,190
Futures Contracts	1,192
Change in Unrealized Appreciation (Depreciation)	905,382
Net Increase (Decrease) in Net Assets Resulting from Operations	1,169,597

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	236,270	207,163
Realized Net Gain (Loss)	27,945	432
Change in Unrealized Appreciation (Depreciation)	905,382	55,011
Net Increase (Decrease) in Net Assets Resulting from Operations	1,169,597	262,606
Distributions[1]
Total Distributions	(240,555)	(169,592)
Capital Share Transactions
Issued	3,561,374	3,278,128
Issued in Lieu of Cash Distributions	236,321	166,487
Redeemed	(2,027,645)	(1,346,248)
Net Increase (Decrease) from Capital Share Transactions	1,770,050	2,098,367
Total Increase (Decrease)	2,699,092	2,191,381
Net Assets
Beginning of Period	10,202,037	8,010,656
End of Period	12,901,129	10,202,037

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$40.84	$40.95	$37.98	$33.15	$30.14
Investment Operations
Net Investment Income	.862[1]	.929[1]	.868[1]	.796[1]	.642
Capital Gain Distributions Received	—	—	.001[1]	.002[1]	.003
Net Realized and Unrealized Gain (Loss) on Investments	3.307	(.209)	2.819	4.688	2.974
Total from Investment Operations	4.169	.720	3.688	5.486	3.619
Distributions
Dividends from Net Investment Income	(.929)	(.830)	(.718)	(.654)	(.593)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.016)
Total Distributions	(.929)	(.830)	(.718)	(.656)	(.609)
Net Asset Value, End of Period	$44.08	$40.84	$40.95	$37.98	$33.15

Total Return[2]	10.25%	2.09%	9.79%	16.86%	12.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,901	$10,202	$8,011	$5,600	$3,399
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.37%	2.18%	2.26%	2.27%
Portfolio Turnover Rate	8%	3%	5%	5%	8%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

50

Target Retirement 2055 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

51

Target Retirement 2055 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	158,620
Undistributed Long-Term Gains	11,562
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,356,484

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	240,555	169,592
Long-Term Capital Gains	—	—
Total	240,555	169,592

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	10,546,901
Gross Unrealized Appreciation	2,450,072
Gross Unrealized Depreciation	(93,588)
Net Unrealized Appreciation (Depreciation)	2,356,484

52

Target Retirement 2055 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	86,869	84,041
Issued in Lieu of Cash Distributions	5,459	4,747
Redeemed	(49,428)	(34,610)
Net Increase (Decrease) in Shares Outstanding	42,900	54,178

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	13,725	NA1	NA1	(37)	20	237	—	218,056
Vanguard Total Bond Market ll Index Fund	731,996	476,624	422,219	5,108	25,729	18,163	—	817,238
Vanguard Total International Bond Index Fund	301,749	127,637	56,778	(635)	(2,720)	10,402	—	369,253
Vanguard Total International Stock Index Fund	3,658,733	946,610	90,993	(235)	91,127	101,870	—	4,605,242
Vanguard Total Stock Market Index Fund	5,503,625	896,669	302,002	5,270	790,034	105,591	—	6,893,596
Total	10,209,828	2,447,540	871,992	9,471	904,190	236,263	—	12,903,385

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

53

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2012)	Investment
Target Retirement 2060 Fund	10.25%	10.12%	9.78%	$22,506
Target 2060 Composite Index	10.97	10.50	10.10	23,087
MSCI US Broad Market Index	14.99	13.70	13.47	30,021

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

54

Target Retirement 2060 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Investor Shares	2.8

The table reflects the fund's investments, except for short-term investments and derivatives.

55

Target Retirement 2060 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.3%)
U.S. Stock Fund (53.2%)
Vanguard Total Stock Market Index Fund Investor Shares	38,665,834	3,206,171

International Stock Fund (35.5%)
Vanguard Total International Stock Index Fund Investor Shares	127,519,573	2,137,228

U.S. Bond Fund (6.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	35,760,626	412,678

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Investor Shares	14,279,834	166,074
Total Investment Companies (Cost $4,998,023)		5,922,151
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $101,888)	1,018,999	101,900
Total Investments (100.0%) (Cost $5,099,911)		6,024,051
Other Assets and Liabilities—Net (0.0%)		2,534
Net Assets (100%)		6,026,585

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Target Retirement 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	442	74,079	650
10-Year U.S. Treasury Note	December 2020	227	31,674	26
				676

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $5,099,911)	6,024,051
Cash Collateral Pledged—Futures Contracts	5,260
Receivables for Accrued Income	816
Receivables for Capital Shares Issued	8,767
Variation Margin Receivable—Futures Contracts	404
Total Assets	6,039,298
Liabilities
Payables for Investment Securities Purchased	2,961
Payables for Capital Shares Redeemed	9,695
Variation Margin Payable—Futures Contracts	57
Total Liabilities	12,713
Net Assets	6,026,585

At September 30, 2020, net assets consisted of:

Paid-in Capital	5,020,452
Total Distributable Earnings (Loss)	1,006,133
Net Assets	6,026,585

Net Assets
Applicable to 154,733,930 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,026,585
Net Asset Value Per Share	$38.95

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	106,234
Other Income	3
Net Investment Income—Note B	106,237
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	4,900
Futures Contracts	11,493
Realized Net Gain (Loss)	16,393
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	420,803
Futures Contracts	676
Change in Unrealized Appreciation (Depreciation)	421,479
Net Increase (Decrease) in Net Assets Resulting from Operations	544,109

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	106,237	86,239
Realized Net Gain (Loss)	16,393	(656)
Change in Unrealized Appreciation (Depreciation)	421,479	29,171
Net Increase (Decrease) in Net Assets Resulting from Operations	544,109	114,754
Distributions[1]
Total Distributions	(102,334)	(68,127)
Capital Share Transactions
Issued	2,143,394	1,629,071
Issued in Lieu of Cash Distributions	99,595	66,263
Redeemed	(1,016,890)	(622,889)
Net Increase (Decrease) from Capital Share Transactions	1,226,099	1,072,445
Total Increase (Decrease)	1,667,874	1,119,072
Net Assets
Beginning of Period	4,358,711	3,239,639
End of Period	6,026,585	4,358,711

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.07	$36.16	$33.51	$29.25	$26.58
Investment Operations
Net Investment Income	.762[1]	.822[1]	.768[1]	.708[1]	.555
Capital Gain Distributions Received	—	—	—	.002[1]	.003
Net Realized and Unrealized Gain (Loss) on Investments	2.922	(.192)	2.495	4.126	2.635
Total from Investment Operations	3.684	.630	3.263	4.836	3.193
Distributions
Dividends from Net Investment Income	(.804)	(.717)	(.613)	(.574)	(.503)
Distributions from Realized Capital Gains	—	(.003)	—	(.002)	(.020)
Total Distributions	(.804)	(.720)	(.613)	(.576)	(.523)
Net Asset Value, End of Period	$38.95	$36.07	$36.16	$33.51	$29.25

Total Return[2]	10.25%	2.07%	9.81%	16.84%	12.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,027	$4,359	$3,240	$2,081	$1,143
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.37%	2.19%	2.28%	2.28%
Portfolio Turnover Rate	6%	2%	3%	4%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2060 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Target Retirement 2060 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	75,136
Undistributed Long-Term Gains	6,857
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	924,140

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	102,334	68,105
Long-Term Capital Gains	—	22
Total	102,334	68,127

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,099,911
Gross Unrealized Appreciation	971,719
Gross Unrealized Depreciation	(47,579)
Net Unrealized Appreciation (Depreciation)	924,140

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Target Retirement 2060 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	59,404	47,218
Issued in Lieu of Cash Distributions	2,603	2,140
Redeemed	(28,099)	(18,120)
Net Increase (Decrease) in Shares Outstanding	33,908	31,238

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,033	NA1	NA1	(12)	13	117	—	101,900
Vanguard Total Bond Market II Index Fund	312,722	252,779	167,309	2,164	12,322	8,310	—	412,678
Vanguard Total International Bond Index Fund	127,829	60,603	20,935	(310)	(1,113)	4,527	—	166,074
Vanguard Total International Stock Index Fund	1,561,857	561,000	30,764	—	45,135	45,662	—	2,137,228
Vanguard Total Stock Market Index Fund	2,355,656	581,821	98,810	3,058	364,446	47,618	—	3,206,171
Total	4,364,097	1,456,203	317,818	4,900	420,803	106,234	—	6,024,051

1 Not applicable — purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

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Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(7/12/2017)	Investment
Target Retirement 2065 Fund	10.11%	8.03%	$12,825
Target 2065 Composite Index	10.97	8.46	12,988
MSCI US Broad Market Index	14.99	12.06	14,429

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Target Retirement 2065 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Investor Shares	54.6%
Vanguard Total International Stock Index Fund Investor Shares	35.7
Vanguard Total Bond Market II Index Fund Investor Shares	7.2
Vanguard Total International Bond Index Fund Investor Shares	2.5

The table reflects the fund's investments, except for short-term investments and derivatives.

67

Target Retirement 2065 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.7%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	5,628,941	466,752

International Stock Fund (35.2%)
Vanguard Total International Stock Index Fund Investor Shares	18,143,376	304,083

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	5,290,968	61,058

International Bond Fund (2.4%)
Vanguard Total International Bond Index Fund Investor Shares	1,809,107	21,040
Total Investment Companies (Cost $779,342)		852,933
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $12,076)	120,764	12,076
Total Investments (100.1%) (Cost $791,418)		865,009
Other Assets and Liabilities — Net (-0.1%)		(802)
Net Assets (100%)		864,207

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Target Retirement 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	45	7,542	64
10-Year U.S. Treasury Note	December 2020	35	4,884	4
				68

See accompanying Notes, which are an integral part of the Financial Statements.

69

Target Retirement 2065 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $791,418)	865,009
Cash Collateral Pledged—Futures Contracts	540
Receivables for Accrued Income	117
Receivables for Capital Shares Issued	1,330
Variation Margin Receivable—Futures Contracts	41
Total Assets	867,037
Liabilities
Payables for Investment Securities Purchased	827
Payables for Capital Shares Redeemed	1,994
Variation Margin Payable—Futures Contracts	9
Total Liabilities	2,830
Net Assets	864,207

At September 30, 2020, net assets consisted of:

Paid-in Capital	780,488
Total Distributable Earnings (Loss)	83,719
Net Assets	864,207

Net Assets
Applicable to 35,249,276 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	864,207
Net Asset Value Per Share	$24.52

See accompanying Notes, which are an integral part of the Financial Statements.

70

Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	13,149
Other Income	6
Net Investment Income — Note B	13,155
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	161
Futures Contracts	1,018
Realized Net Gain (Loss)	1,179
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	61,416
Futures Contracts	68
Change in Unrealized Appreciation (Depreciation)	61,484
Net Increase (Decrease) in Net Assets Resulting from Operations	75,818

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,155	7,243
Realized Net Gain (Loss)	1,179	—
Change in Unrealized Appreciation (Depreciation)	61,484	7,079
Net Increase (Decrease) in Net Assets Resulting from Operations	75,818	14,322
Distributions[1]
Total Distributions	(9,765)	(3,976)
Capital Share Transactions
Issued	602,188	295,477
Issued in Lieu of Cash Distributions	9,419	3,802
Redeemed	(233,506)	(91,083)
Net Increase (Decrease) from Capital Share Transactions	378,101	208,196
Total Increase (Decrease)	444,154	218,542
Net Assets
Beginning of Period	420,053	201,511
End of Period	864,207	420,053

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Financial Highlights

				July 12,
	Year Ended September 30,			2017[1] to
				Sept. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.69	$22.64	$20.79	$20.00
Investment Operations
Net Investment Income[2]	.485	.529	.524	.150
Capital Gain Distributions Received[2]	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.802	(.116)	1.496	.640
Total from Investment Operations	2.287	.413	2.020	.790
Distributions
Dividends from Net Investment Income	(.457)	(.363)	(.170)	—
Distributions from Realized Capital Gains	—	.000[3]	—	—
Total Distributions	(.457)	(.363)	(.170)	—
Net Asset Value, End of Period	$24.52	$22.69	$22.64	$20.79

Total Return[4]	10.11%	2.09%	9.75%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$864	$420	$202	$19
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.11%	2.42%	2.37%	3.30%[5]
Portfolio Turnover Rate	6%	2%	1%	29%

1	Inception.

2	Calculated based on average shares outstanding.

3	Distribution was less than $.001 per share.

4	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

74

Target Retirement 2065 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

75

Target Retirement 2065 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,477
Undistributed Long-Term Gains	651
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	73,591

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	9,765	3,972
Long-Term Capital Gains	—	4
Total	9,765	3,976

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	791,418
Gross Unrealized Appreciation	82,481
Gross Unrealized Depreciation	(8,890)
Net Unrealized Appreciation (Depreciation)	73,591

76

Target Retirement 2065 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	26,715	13,620
Issued in Lieu of Cash Distributions	391	195
Redeemed	(10,367)	(4,206)
Net Increase (Decrease) in Shares Outstanding	16,739	9,609

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	351	NA1	NA1	—	—	17	—	12,076
Vanguard Total Bond Market II Index Fund	29,564	45,961	16,268	134	1,667	1,004	—	61,058
Vanguard Total International Bond Index Fund	12,616	12,477	4,003	(23)	(27)	509	—	21,040
Vanguard Total International Stock Index Fund	150,631	145,804	1,160	—	8,808	5,600	—	304,083
Vanguard Total Stock Market Index Fund	227,011	201,687	12,964	50	50,968	6,019	—	466,752
Total	420,173	405,929	34,395	161	61,416	13,149	—	865,009

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

78

Special 2020 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	123
Target Retirement 2045 Fund	287
Target Retirement 2050 Fund	—
Target Retirement 2055 Fund	—
Target Retirement 2060 Fund	—
Target Retirement 2065 Fund	—

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	442,225
Target Retirement 2045 Fund	435,923
Target Retirement 2050 Fund	316,456
Target Retirement 2055 Fund	164,612
Target Retirement 2060 Fund	70,068
Target Retirement 2065 Fund	6,664

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2040 Fund	33.2%
Target Retirement 2045 Fund	36.2
Target Retirement 2050 Fund	36.0
Target Retirement 2055 Fund	36.4
Target Retirement 2060 Fund	35.8
Target Retirement 2065 Fund	38.1

79

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2040 Fund	309,940	18,425
Target Retirement 2045 Fund	290,891	18,474
Target Retirement 2050 Fund	217,362	13,815
Target Retirement 2055 Fund	117,890	7,505
Target Retirement 2060 Fund	52,707	3,364
Target Retirement 2065 Fund	6,418	412

Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

80

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

81

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

82

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112020

Annual Report | September 30, 2020 Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Institutional Target Retirement Income Fund	4

Institutional Target Retirement 2015 Fund	17

Institutional Target Retirement 2020 Fund	30

Institutional Target Retirement 2025 Fund	43

Institutional Target Retirement 2030 Fund	56

Institutional Target Retirement 2035 Fund	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended September 30, 2020, returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from 7.52% for the Institutional Target Retirement Income Fund to 9.70% for the Institutional Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a higher allocation to stocks did best.

•    The rebound in global stocks that began in March continued in the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. U.S. Treasury yields ended the quarter little changed.

•    Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•    From their inception dates through September 30, the funds’ average annual returns ranged from 5.29% for the Institutional Target Retirement Income Fund to 7.22% for the Institutional Target Retirement 2035 Fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,112.78	$0.48
Institutional Target Retirement 2015 Fund	$1,000.00	$1,126.82	$0.48
Institutional Target Retirement 2020 Fund	$1,000.00	$1,164.03	$0.49
Institutional Target Retirement 2025 Fund	$1,000.00	$1,190.43	$0.49
Institutional Target Retirement 2030 Fund	$1,000.00	$1,211.12	$0.50
Institutional Target Retirement 2035 Fund	$1,000.00	$1,231.56	$0.50
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.55	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement Income Fund	7.52%	6.10%	5.29%	$131,161,006
Target Income Composite Index	8.07	6.31	5.49	132,489,181
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	4.33	124,995,641

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement Income Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	37.5%
Vanguard Total Stock Market Index Fund Institutional Shares	17.6
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	17.0
Vanguard Total International Bond Index Fund Admiral Shares	16.0
Vanguard Total International Stock Index Fund Investor Shares	11.9

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement Income Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.6%)
U.S. Stock Fund (17.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	14,725,554	1,221,485

International Stock Fund (11.7%)
Vanguard Total International Stock Index Fund Investor Shares	49,365,651	827,368

U.S. Bond Funds (53.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	225,406,529	2,601,192
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	46,519,110	1,183,446
		3,784,638
International Bond Fund (15.8%)
Vanguard Total International Bond Index Fund Admiral Shares	47,746,493	1,109,628
Total Investment Companies (Cost $6,099,739)		6,943,119
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $113,248)	1,132,507	113,251
Total Investments (100.2%) (Cost $6,212,987)		7,056,370
Other Assets and Liabilities—Net (-0.2%)		(15,439)
Net Assets (100%)		7,040,931

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	321	53,800	557
10-Year U.S. Treasury Note	December 2020	303	42,278	32
				589

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Assets and Liabilities

 As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $6,212,987)	7,056,370
Cash Collateral Pledged—Futures Contracts	5,413
Receivables for Investment Securities Sold	3,435
Receivables for Accrued Income	11,509
Receivables for Capital Shares Issued	5,289
Variation Margin Receivable—Futures Contracts	431
Total Assets	7,082,447
Liabilities
Payables for Investment Securities Purchased	11,509
Payables for Capital Shares Redeemed	29,906
Variation Margin Payable—Futures Contracts	101
Total Liabilities	41,516
Net Assets	7,040,931

At September 30, 2020, net assets consisted of:

Paid-in Capital	6,148,730
Total Distributable Earnings (Loss)	892,201
Net Assets	7,040,931

Net Assets
Applicable to 300,469,780 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,040,931
Net Asset Value Per Share	$23.43

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	145,584
Other Income	3
Net Investment Income—Note B	145,587
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	36,380
Futures Contracts	8,842
Realized Net Gain (Loss)	45,222
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	287,834
Futures Contracts	589
Change in Unrealized Appreciation (Depreciation)	288,423
Net Increase (Decrease) in Net Assets Resulting from Operations	479,232

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	145,587	152,437
Realized Net Gain (Loss)	45,222	3,112
Change in Unrealized Appreciation (Depreciation)	288,423	247,509
Net Increase (Decrease) in Net Assets Resulting from Operations	479,232	403,058
Distributions[1]
Total Distributions	(142,415)	(162,258)
Capital Share Transactions
Issued	1,518,511	1,303,756
Issued in Lieu of Cash Distributions	141,434	161,167
Redeemed	(1,297,709)	(1,024,418)
Net Increase (Decrease) from Capital Share Transactions	362,236	440,505
Total Increase (Decrease)	699,053	681,305
Net Assets
Beginning of Period	6,341,878	5,660,573
End of Period	7,040,931	6,341,878

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.27	$21.45	$21.27	$20.60	$19.46
Investment Operations
Net Investment Income	.499[1]	.552[1]	.537[1]	.404[1]	.341
Capital Gain Distributions Received	—	—	.002[1]	.006[1]	.010
Net Realized and Unrealized Gain (Loss)
on Investments	1.153	.860	.167	.667	1.127
Total from Investment Operations	1.652	1.412	.706	1.077	1.478
Distributions
Dividends from Net Investment Income	(.481)	(.569)	(.522)	(.398)	(.337)
Distributions from Realized Capital Gains	(.011)	(.023)	(.004)	(.009)	(.001)
Total Distributions	(.492)	(.592)	(.526)	(.407)	(.338)
Net Asset Value, End of Period	$23.43	$22.27	$21.45	$21.27	$20.60

Total Return	7.52%	6.73%	3.34%	5.30%	7.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,041	$6,342	$5,661	$5,039	$2,031
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.56%	2.50%	1.94%	1.83%
Portfolio Turnover Rate	21%	12%	13%	7%	7%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Institutional Target Retirement Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses

Institutional Target Retirement Income Fund

for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	3,377
Total Distributable Earnings (Loss)	(3,377)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	26,857
Undistributed Long-Term Gains	21,961
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	843,383

Institutional Target Retirement Income Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	142,415	160,630
Long-Term Capital Gains	—	1,628
Total	142,415	162,258

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,212,987
Gross Unrealized Appreciation	844,387
Gross Unrealized Depreciation	(1,004)
Net Unrealized Appreciation (Depreciation)	843,383

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	67,103	60,874
Issued in Lieu of Cash Distributions	6,279	7,555
Redeemed	(57,622)	(47,640)
Net Increase (Decrease) in Shares Outstanding	15,760	20,789

At September 30, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement Income Fund

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,648	NA1	NA1	(18)	3	118	—	113,251
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,059,539	209,605	121,441	(1,647)	37,390	14,096	—	1,183,446
Vanguard Total Bond Market II Index Fund	2,366,497	589,605	457,270	8,734	93,626	57,390	—	2,601,192
Vanguard Total International Bond Index Fund	1,011,957	205,341	98,483	1,170	(10,357)	32,534	—	1,109,628
Vanguard Total International Stock Index Fund	760,495	218,922	182,679	(9,884)	40,514	19,490	—	827,368
Vanguard Total Stock Market Index Fund	1,144,972	436,938	525,108	38,025	126,658	21,956	—	1,221,485
Total	6,347,108	1,660,411	1,384,981	36,380	287,834	145,584	—	7,056,370

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2015 Fund	7.77%	7.11%	5.77%	$134,339,263
Target 2015 Composite Index	8.37	7.35	6.00	135,880,208
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2015 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	35.3%
Vanguard Total Stock Market Index Fund Institutional Shares	20.6
Vanguard Total International Bond Index Fund Admiral Shares	15.2
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	14.9
Vanguard Total International Stock Index Fund Investor Shares	14.0

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement 2015 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (20.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	22,015,074	1,826,150

International Stock Fund (13.8%)
Vanguard Total International Stock Index Fund Investor Shares	73,958,402	1,239,543

U.S. Bond Funds (49.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	272,439,884	3,143,956
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	51,952,303	1,321,667
		4,465,623
International Bond Fund (15.0%)
Vanguard Total International Bond Index Fund Admiral Shares	58,213,263	1,352,876
Total Investment Companies (Cost $7,631,268)		8,884,192
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $135,134)	1,351,385	135,139
Total Investments (100.3%) (Cost $7,766,402)		9,019,331
Other Assets and Liabilities—Net (-0.3%)		(28,764)
Net Assets (100%)		8,990,567

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2015 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	449	62,650	39
E-mini S&P 500 Index	December 2020	302	50,615	1,158
				1,197

  See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $7,766,402)	9,019,331
Cash Collateral Pledged—Futures Contracts	7,920
Receivables for Accrued Income	13,324
Receivables for Capital Shares Issued	1,997
Variation Margin Receivable—Futures Contracts	685
Total Assets	9,043,257
Liabilities
Payables for Investment Securities Purchased	13,325
Payables for Capital Shares Redeemed	39,199
Variation Margin Payable—Futures Contracts	166
Total Liabilities	52,690
Net Assets	8,990,567

At September 30, 2020, net assets consisted of:

Paid-in Capital	7,498,527
Total Distributable Earnings (Loss)	1,492,040
Net Assets	8,990,567

Net Assets
Applicable to 374,703,583 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,990,567
Net Asset Value Per Share	$23.99

  See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	193,789
Other Income	7
Net Investment Income—Note B	193,796
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	159,306
Futures Contracts	11,909
Realized Net Gain (Loss)	171,215
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	281,676
Futures Contracts	1,197
Change in Unrealized Appreciation (Depreciation)	282,873
Net Increase (Decrease) in Net Assets Resulting from Operations	647,884

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	193,796	214,324
Realized Net Gain (Loss)	171,215	34,124
Change in Unrealized Appreciation (Depreciation)	282,873	268,085
Net Increase (Decrease) in Net Assets Resulting from Operations	647,884	516,533
Distributions[1]
Total Distributions	(269,259)	(260,266)
Capital Share Transactions
Issued	1,564,673	1,475,692
Issued in Lieu of Cash Distributions	267,767	258,627
Redeemed	(1,945,930)	(1,511,326)
Net Increase (Decrease) from Capital Share Transactions	(113,490)	222,993
Total Increase (Decrease)	265,135	479,260
Net Assets
Beginning of Period	8,725,432	8,246,172
End of Period	8,990,567	8,725,432

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.96	$22.39	$21.87	$20.64	$19.06
Investment Operations
Net Investment Income	.510[1]	.561[1]	.536[1]	.433[1]	.345
Capital Gain Distributions Received	—	—	.002[1]	.006[1]	.008
Net Realized and Unrealized Gain (Loss) on Investments	1.243	.716	.459	1.182	1.380
Total from Investment Operations	1.753	1.277	.997	1.621	1.733
Distributions
Dividends from Net Investment Income	(.579)	(.537)	(.449)	(.381)	(.152)
Distributions from Realized Capital Gains	(.144)	(.170)	(.028)	(.010)	(.001)
Total Distributions	(.723)	(.707)	(.477)	(.391)	(.153)
Net Asset Value, End of Period	$23.99	$22.96	$22.39	$21.87	$20.64

Total Return	7.77%	6.08%	4.60%	8.02%	9.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,991	$8,725	$8,246	$7,614	$6,023
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.55%	2.42%	2.07%	2.04%
Portfolio Turnover Rate	24%	16%	15%	10%	10%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Institutional Target Retirement 2015 Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses

Institutional Target Retirement 2015 Fund

for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	18,562
Total Distributable Earnings (Loss)	(18,562)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	111,119
Undistributed Long-Term Gains	127,992
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,252,929

Institutional Target Retirement 2015 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	236,738	211,213
Long-Term Capital Gains	32,521	49,053
Total	269,259	260,266

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,766,402
Gross Unrealized Appreciation	1,253,856
Gross Unrealized Depreciation	(927)
Net Unrealized Appreciation (Depreciation)	1,252,929

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	67,872	67,681
Issued in Lieu of Cash Distributions	11,627	12,579
Redeemed	(84,778)	(68,538)
Net Increase (Decrease) in Shares Outstanding	(5,279)	11,722

At September 30, 2020, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2015 Fund

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,347	NA1	NA1	(3)	4	140	—	135,139
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,164,292	296,118	178,119	(1,113)	40,489	15,635	—	1,321,667
Vanguard Total Bond Market II Index Fund	3,016,657	696,648	697,454	14,491	113,614	71,169	—	3,143,956
Vanguard Total International Bond Index Fund	1,287,116	243,828	166,776	3,068	(14,360)	40,535	—	1,352,876
Vanguard Total International Stock Index Fund	1,301,255	304,095	406,371	370	40,194	31,332	—	1,239,543
Vanguard Total Stock Market Index Fund	1,956,012	560,140	934,230	142,493	101,735	34,978	—	1,826,150
Total	8,726,679	2,100,829	2,382,950	159,306	281,676	193,789	—	9,019,331

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2020 Fund	8.55%	8.01%	6.38%	$138,463,828
Target 2020 Composite Index	9.31	8.30	6.65	140,332,138
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2020 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Bond Market II Index Fund Investor Shares	29.7%
Vanguard Total Stock Market Index Fund Institutional Shares	29.2
Vanguard Total International Stock Index Fund Investor Shares	19.8
Vanguard Total International Bond Index Fund Admiral Shares	12.9
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	8.4

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement 2020 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (28.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	86,151,872	7,146,298

International Stock Fund (19.6%)
Vanguard Total International Stock Index Fund Investor Shares	289,698,118	4,855,341

U.S. Bond Funds (37.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	628,599,180	7,254,034
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	81,020,433	2,061,160
		9,315,194
International Bond Fund (12.7%)
Vanguard Total International Bond Index Fund Admiral Shares	135,336,009	3,145,209

Total Investment Companies (Cost $20,447,851)		24,462,042
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $372,444)	3,724,461	372,446
Total Investments (100.3%) (Cost $20,820,295)		24,834,488
Other Assets and Liabilities—Net (-0.3%)		(84,001)
Net Assets (100%)		24,750,487

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for VanguardMarket Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	1,285	179,298	60
E-mini S&P 500 Index	December 2020	600	100,560	2,980
				3,040

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $20,820,295)	24,834,488
Cash Collateral Pledged—Futures Contracts	23,830
Receivables for Accrued Income	25,478
Receivables for Capital Shares Issued	14,308
Variation Margin Receivable—Futures Contracts	1,776
Total Assets	24,899,880
Liabilities
Payables for Investment Securities Purchased	25,478
Payables for Capital Shares Redeemed	123,737
Variation Margin Payable—Futures Contracts	178
Total Liabilities	149,393
Net Assets	24,750,487

At September 30, 2020, net assets consisted of:

Paid-in Capital	20,191,704
Total Distributable Earnings (Loss)	4,558,783
Net Assets	24,750,487

Net Assets
Applicable to 987,911,301 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	24,750,487
Net Asset Value Per Share	$25.05

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	543,056
Other Income	23
Net Investment Income—Note B	543,079
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	257,235
Futures Contracts	30,090
Realized Net Gain (Loss)	287,325
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,124,801
Futures Contracts	3,040
Change in Unrealized Appreciation (Depreciation)	1,127,841
Net Increase (Decrease) in Net Assets Resulting from Operations	1,958,245

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	543,079	579,085
Realized Net Gain (Loss)	287,325	32,952
Change in Unrealized Appreciation (Depreciation)	1,127,841	669,129
Net Increase (Decrease) in Net Assets Resulting from Operations	1,958,245	1,281,166
Distributions[1]
Total Distributions	(644,846)	(530,177)
Capital Share Transactions
Issued	4,006,225	4,175,722
Issued in Lieu of Cash Distributions	640,431	525,289
Redeemed	(5,337,752)	(3,162,786)
Net Increase (Decrease) from Capital Share Transactions	(691,096)	1,538,225
Total Increase (Decrease)	622,303	2,289,214
Net Assets
Beginning of Period	24,128,184	21,838,970
End of Period	24,750,487	24,128,184

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.69	$23.08	$22.23	$20.58	$18.84
Investment Operations
Net Investment Income[1]	.532	.575	.532	.464	.444
Capital Gain Distributions Received[1]	—	—	.001	.005	.007
Net Realized and Unrealized Gain (Loss) on Investments	1.469	.585	.773	1.582	1.453
Total from Investment Operations	2.001	1.160	1.306	2.051	1.904
Distributions
Dividends from Net Investment Income	(.597)	(.531)	(.448)	(.391)	(.162)
Distributions from Realized Capital Gains	(.044)	(.019)	(.008)	(.010)	(.002)
Total Distributions	(.641)	(.550)	(.456)	(.401)	(.164)
Net Asset Value, End of Period	$25.05	$23.69	$23.08	$22.23	$20.58

Total Return	8.55%	5.34%	5.92%	10.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,750	$24,128	$21,839	$17,587	$11,613
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.23%	2.54%	2.35%	2.20%	2.25%
Portfolio Turnover Rate	24%	13%	8%	6%	5%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Institutional Target Retirement 2020 Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses

Institutional Target Retirement 2020 Fund

for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	36,250
Total Distributable Earnings (Loss)	(36,250)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	354,894
Undistributed Long-Term Gains	189,696
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,014,193

Institutional Target Retirement 2020 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	643,538	529,116
Long-Term Capital Gains	1,308	1,061
Total	644,846	530,177

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	20,820,295
Gross Unrealized Appreciation	4,017,469
Gross Unrealized Depreciation	(3,276)
Net Unrealized Appreciation (Depreciation)	4,014,193

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	167,623	186,336
Issued in Lieu of Cash Distributions	26,519	25,097
Redeemed	(224,861)	(139,093)
Net Increase (Decrease) in Shares Outstanding	(30,719)	72,340

At September 30, 2020, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2020 Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,341	NA1	NA1	(25)	2	331	—	372,446
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,631,586	711,900	342,048	(1,294)	61,016	23,714	—	2,061,160
Vanguard Total Bond Market II Index Fund	7,038,855	2,044,889	2,136,542	49,406	257,426	166,720	—	7,254,034
Vanguard Total International Bond Index Fund	3,076,071	626,946	530,327	10,796	(38,277)	96,474	—	3,145,209
Vanguard Total International Stock Index Fund	4,963,136	922,859	1,154,718	(75,998)	200,062	120,958	—	4,855,341
Vanguard Total Stock Market Index Fund	7,443,414	1,585,378	2,801,416	274,350	644,572	134,859	—	7,146,298
Total	24,160,403	5,891,972	6,965,051	257,235	1,124,801	543,056	—	24,834,488

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2025 Fund	9.08%	8.66%	6.78%	$141,266,070
Target 2025 Composite Index	9.92	8.97	7.07	143,274,649
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2025 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	35.7%
Vanguard Total Bond Market II Index Fund Investor Shares	27.9
Vanguard Total International Stock Index Fund Investor Shares	23.9
Vanguard Total International Bond Index Fund Admiral Shares	12.0
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	0.5

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement 2025 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (99.0%)
U.S. Stock Fund (35.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	155,722,493	12,917,181

International Stock Fund (23.7%)
Vanguard Total International Stock Index Fund Investor Shares	516,455,325	8,655,791

U.S. Bond Funds (28.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	876,940,564	10,119,894
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	7,038,190	179,052
		10,298,946
International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	187,557,327	4,358,832
Total Investment Companies (Cost $30,111,116)		36,230,750
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
1 Vanguard Market Liquidity Fund, 0.117% (Cost $547,338)	5,473,531	547,353
Total Investments (100.5%) (Cost $30,658,454)		36,778,103
Other Assets and Liabilities—Net (-0.5%)		(168,680)
Net Assets (100%)		36,609,423

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	1,692	236,087	186
E-mini S&P 500 Index	December 2020	944	158,214	4,007
				4,193

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $30,658,454)	36,778,103
Cash Collateral Pledged—Futures Contracts	29,571
Receivables for Accrued Income	20,913
Receivables for Capital Shares Issued	31,899
Variation Margin Receivable—Futures Contracts	2,393
Total Assets	36,862,879
Liabilities
Payables for Investment Securities Purchased	49,540
Payables for Capital Shares Redeemed	203,373
Variation Margin Payable—Futures Contracts	543
Total Liabilities	253,456
Net Assets	36,609,423

At September 30, 2020, net assets consisted of:

Paid-in Capital	29,954,626
Total Distributable Earnings (Loss)	6,654,797
Net Assets	36,609,423

Net Assets
Applicable to 1,428,615,252 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,609,423
Net Asset Value Per Share	$25.63

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	794,340
Other Income	39
Net Investment Income—Note B	794,379
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	67,402
Futures Contracts	30,942
Realized Net Gain (Loss)	98,344
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,070,544
Futures Contracts	4,193
Change in Unrealized Appreciation (Depreciation)	2,074,737
Net Increase (Decrease) in Net Assets Resulting from Operations	2,967,460

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	794,379	767,992
Realized Net Gain (Loss)	98,344	7,412
Change in Unrealized Appreciation (Depreciation)	2,074,737	864,318
Net Increase (Decrease) in Net Assets Resulting from Operations	2,967,460	1,639,722
Distributions[1]
Total Distributions	(842,721)	(660,179)
Capital Share Transactions
Issued	6,521,021	6,425,739
Issued in Lieu of Cash Distributions	837,029	653,036
Redeemed	(6,207,898)	(2,782,280)
Net Increase (Decrease) from Capital Share Transactions	1,150,152	4,296,495
Total Increase (Decrease)	3,274,891	5,276,038
Net Assets
Beginning of Period	33,334,532	28,058,494
End of Period	36,609,423	33,334,532

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.07	$23.53	$22.46	$20.48	$18.65
Investment Operations
Net Investment Income[1]	.553	.585	.528	.480	.452
Capital Gain Distributions Received[1]	—	—	.001	.005	.006
Net Realized and Unrealized Gain (Loss) on Investments	1.613	.494	.997	1.895	1.538
Total from Investment Operations	2.166	1.079	1.526	2.380	1.996
Distributions
Dividends from Net Investment Income	(.599)	(.527)	(.452)	(.392)	(.165)
Distributions from Realized Capital Gains	(.007)	(.012)	(.004)	(.008)	(.001)
Total Distributions	(.606)	(.539)	(.456)	(.400)	(.166)
Net Asset Value, End of Period	$25.63	$24.07	$23.53	$22.46	$20.48

Total Return	9.08%	4.91%	6.85%	11.85%	10.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,609	$33,335	$28,058	$21,610	$13,626
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.54%	2.29%	2.27%	2.30%
Portfolio Turnover Rate	24%	9%	9%	4%	4%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Institutional Target Retirement 2025 Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the

Institutional Target Retirement 2025 Fund

underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	24,176
Total Distributable Earnings (Loss)	(24,176)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	453,409
Undistributed Long-Term Gains	81,739
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,119,649

Institutional Target Retirement 2025 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	842,721	659,068
Long-Term Capital Gains	—	1,111
Total	842,721	660,179

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	30,658,454
Gross Unrealized Appreciation	6,171,229
Gross Unrealized Depreciation	(51,580)
Net Unrealized Appreciation (Depreciation)	6,119,649

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	267,358	281,963
Issued in Lieu of Cash Distributions	33,765	31,008
Redeemed	(257,510)	(120,506)
Net Increase (Decrease) in Shares Outstanding	43,613	192,465

At September 30, 2020, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10,018	NA1	NA1	(54)	14	530	—	547,353
Vanguard Short-Term Inflation-Protected Securities Index Fund	—	178,176	—	—	876	857	—	179,052
Vanguard Total Bond Market II Index Fund	9,075,032	3,967,281	3,337,861	60,648	354,794	226,045	—	10,119,894
Vanguard Total International Bond Index Fund	3,909,420	1,157,982	675,911	4,369	(37,028)	127,604	—	4,358,832
Vanguard Total International Stock Index Fund	8,132,250	1,549,110	1,216,954	(111,238)	302,623	207,169	—	8,655,791
Vanguard Total Stock Market Index Fund	12,222,096	2,391,809	3,259,666	113,677	1,449,265	232,135	—	12,917,181
Total	33,348,816	9,244,358	8,490,392	67,402	2,070,544	794,340	—	36,778,103

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2030 Fund	9.43%	9.13%	7.00%	$142,787,025
Target 2030 Composite Index	10.24	9.44	7.31	144,947,665
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2030 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	40.4%
Vanguard Total International Stock Index Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund Investor Shares	22.7
Vanguard Total International Bond Index Fund Admiral Shares	9.9

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement 2030 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (39.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	172,263,880	14,289,289

International Stock Fund (26.7%)
Vanguard Total International Stock Index Fund Investor Shares	570,403,971	9,559,971

U.S. Bond Fund (22.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	696,398,634	8,036,440

International Bond Fund (9.8%)
Vanguard Total International Bond Index Fund Admiral Shares	150,289,599	3,492,730
Total Investment Companies (Cost $29,345,414)		35,378,430
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $580,470)	5,804,903	580,490
Total Investments (100.4%) (Cost $29,925,884)		35,958,920
Other Assets and Liabilities—Net (-0.4%)		(148,399)
Net Assets (100%)		35,810,521

Cost is in $000.

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	1,853	258,551	215
E-mini S&P 500 Index	December 2020	1,092	183,019	4,263
				4,478

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $29,925,884)	35,958,920
Cash Collateral Pledged—Futures Contracts	26,031
Receivables for Accrued Income	15,951
Receivables for Capital Shares Issued	48,687
Variation Margin Receivable—Futures Contracts	2,353
Total Assets	36,051,942
Liabilities
Payables for Investment Securities Purchased	22,440
Payables for Capital Shares Redeemed	218,121
Variation Margin Payable—Futures Contracts	860
Total Liabilities	241,421
Net Assets	35,810,521

At September 30, 2020, net assets consisted of:

Paid-in Capital	29,295,280
Total Distributable Earnings (Loss)	6,515,241
Net Assets	35,810,521

Net Assets
Applicable to 1,381,019,779 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,810,521
Net Asset Value Per Share	$25.93

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	746,943
Other Income	37
Net Investment Income—Note B	746,980
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	27,267
Futures Contracts	31,024
Realized Net Gain (Loss)	58,291
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,186,432
Futures Contracts	4,478
Change in Unrealized Appreciation (Depreciation)	2,190,910
Net Increase (Decrease) in Net Assets Resulting from Operations	2,996,181

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	746,980	704,886
Realized Net Gain (Loss)	58,291	6,284
Change in Unrealized Appreciation (Depreciation)	2,190,910	663,899
Net Increase (Decrease) in Net Assets Resulting from Operations	2,996,181	1,375,069
Distributions[1]
Total Distributions	(793,596)	(597,892)
Capital Share Transactions
Issued	6,940,338	6,417,870
Issued in Lieu of Cash Distributions	786,523	590,618
Redeemed	(5,358,586)	(2,365,021)
Net Increase (Decrease) from Capital Share Transactions	2,368,275	4,643,467
Total Increase (Decrease)	4,570,860	5,420,644
Net Assets
Beginning of Period	31,239,661	25,819,017
End of Period	35,810,521	31,239,661

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.27	$23.89	$22.61	$20.36	$18.45
Investment Operations
Net Investment Income[1]	.548	.582	.531	.485	.455
Capital Gain Distributions Received[1]	—	—	.001	.004	.004
Net Realized and Unrealized Gain (Loss) on Investments	1.724	.330	1.201	2.160	1.615
Total from Investment Operations	2.272	.912	1.733	2.649	2.074
Distributions
Dividends from Net Investment Income	(.607)	(.529)	(.450)	(.393)	(.163)
Distributions from Realized Capital Gains	(.005)	(.003)	(.003)	(.006)	(.001)
Total Distributions	(.612)	(.532)	(.453)	(.399)	(.164)
Net Asset Value, End of Period	$25.93	$24.27	$23.89	$22.61	$20.36

Total Return	9.43%	4.15%	7.73%	13.27%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,811	$31,240	$25,819	$19,142	$11,486
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.51%	2.27%	2.29%	2.34%
Portfolio Turnover Rate	21%	8%	7%	4%	3%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Institutional Target Retirement 2030 Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the

Institutional Target Retirement 2030 Fund

underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	18,691
Total Distributable Earnings (Loss)	(18,691)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	421,054
Undistributed Long-Term Gains	61,151
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,033,036

Institutional Target Retirement 2030 Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	793,596	597,212
Long-Term Capital Gains	—	680
Total	793,596	597,892

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,925,884
Gross Unrealized Appreciation	6,132,914
Gross Unrealized Depreciation	(99,878)
Net Unrealized Appreciation (Depreciation)	6,033,036

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	282,498	279,267
Issued in Lieu of Cash Distributions	31,248	27,952
Redeemed	(219,634)	(101,098)
Net Increase (Decrease) in Shares Outstanding	94,112	206,121

At September 30, 2020, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	15,684	NA1	NA1	(65)	20	562	—	580,490
Vanguard Total Bond Market II Index Fund	6,875,728	3,542,062	2,700,833	46,250	273,233	174,579	—	8,036,440
Vanguard Total International Bond Index Fund	2,952,418	1,174,278	612,278	4,336	(26,024)	98,699	—	3,492,730
Vanguard Total International Stock Index Fund	8,541,807	1,656,591	846,893	(68,742)	277,208	223,336	—	9,559,971
Vanguard Total Stock Market Index Fund	12,896,361	2,606,304	2,920,859	45,488	1,661,995	249,767	—	14,289,289
Total	31,281,998	8,979,235	7,080,863	27,267	2,186,432	746,943	—	35,958,920

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2035 Fund	9.70%	9.58%	7.22%	$144,310,563
Target 2035 Composite Index	10.51	9.90	7.52	146,503,604
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2035 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	45.1%
Vanguard Total International Stock Index Fund Investor Shares	30.1
Vanguard Total Bond Market II Index Fund Investor Shares	16.9
Vanguard Total International Bond Index Fund Admiral Shares	7.9

The table reflects the fund's investments, except for short-term investments and derivatives.

Institutional Target Retirement 2035 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (44.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	176,602,136	14,649,147

International Stock Fund (29.8%)
Vanguard Total International Stock Index Fund Investor Shares	584,173,954	9,790,756

U.S. Bond Fund (16.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	476,310,594	5,496,624

International Bond Fund (7.8%)
Vanguard Total International Bond Index Fund Admiral Shares	110,892,335	2,577,138
Total Investment Companies (Cost $26,665,392)		32,513,665
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $528,570)	5,285,949	528,595
Total Investments (100.4%) (Cost $27,193,962)		33,042,260
Other Assets and Liabilities—Net (-0.4%)		(132,439)
Net Assets (100%)		32,909,821

Cost is in $000.

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard

Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	2,542	354,688	329
E-mini S&P 500 Index	December 2020	285	47,766	691
				1,020

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $27,193,962)	33,042,260
Cash Collateral Pledged—Futures Contracts	12,954
Receivables for Accrued Income	11,041
Receivables for Capital Shares Issued	44,878
Variation Margin Receivable—Futures Contracts	963
Total Assets	33,112,096
Liabilities
Payables for Investment Securities Purchased	20,698
Payables for Capital Shares Redeemed	180,941
Variation Margin Payable—Futures Contracts	636
Total Liabilities	202,275
Net Assets	32,909,821

At September 30, 2020, net assets consisted of:

Paid-in Capital	26,612,782
Total Distributable Earnings (Loss)	6,297,039
Net Assets	32,909,821

Net Assets
Applicable to 1,255,091,595 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	32,909,821
Net Asset Value Per Share	$26.22

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	669,990
Other Income	30
Net Investment Income—Note B	670,020
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	27,360
Futures Contracts	29,204
Realized Net Gain (Loss)	56,564
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,124,456
Futures Contracts	1,020
Change in Unrealized Appreciation (Depreciation)	2,125,476
Net Increase (Decrease) in Net Assets Resulting from Operations	2,852,060

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	670,020	634,079
Realized Net Gain (Loss)	56,564	(2,464)
Change in Unrealized Appreciation (Depreciation)	2,125,476	444,387
Net Increase (Decrease) in Net Assets Resulting from Operations	2,852,060	1,076,002
Distributions[1]
Total Distributions	(710,973)	(540,615)
Capital Share Transactions
Issued	6,240,319	5,824,878
Issued in Lieu of Cash Distributions	705,511	534,790
Redeemed	(4,761,576)	(2,072,971)
Net Increase (Decrease) from Capital Share Transactions	2,184,254	4,286,697
Total Increase (Decrease)	4,325,341	4,822,084
Net Assets
Beginning of Period	28,584,480	23,762,396
End of Period	32,909,821	28,584,480

 1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.47	$24.25	$22.78	$20.23	$18.27
Investment Operations
Net Investment Income[1]	.544	.579	.533	.489	.457
Capital Gain Distributions Received[1]	—	—	.001	.003	.003
Net Realized and Unrealized Gain (Loss) on Investments	1.813	.174	1.394	2.457	1.664
Total from Investment Operations	2.357	.753	1.928	2.949	2.124
Distributions
Dividends from Net Investment Income	(.606)	(.528)	(.454)	(.394)	(.164)
Distributions from Realized Capital Gains	(.001)	(.005)	(.004)	(.005)	—
Total Distributions	(.607)	(.533)	(.458)	(.399)	(.164)
Net Asset Value, End of Period	$26.22	$24.47	$24.25	$22.78	$20.23

Total Return	9.70%	3.45%	8.54%	14.85%	11.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,910	$28,584	$23,762	$17,576	$10,702
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.47%	2.25%	2.30%	2.37%
Portfolio Turnover Rate	18%	7%	8%	4%	2%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Institutional Target Retirement 2035 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Institutional Target Retirement 2035 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivative was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	396,241
Undistributed Long-Term Gains	52,500
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,848,298

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	710,973	540,348
Long-Term Capital Gains	—	267
Total	710,973	540,615

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	27,193,962
Gross Unrealized Appreciation	5,970,205
Gross Unrealized Depreciation	(121,907)
Net Unrealized Appreciation (Depreciation)	5,848,298

Institutional Target Retirement 2035 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	252,004	251,112
Issued in Lieu of Cash Distributions	27,602	25,250
Redeemed	(192,853)	(87,855)
Net Increase (Decrease) in Shares Outstanding	86,753	188,507

At September 30, 2020, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	11,647	NA1	NA1	(83)	25	543	—	528,595
Vanguard Total Bond Market II Index Fund	4,834,583	2,522,180	2,083,685	36,344	187,202	120,953	—	5,496,624
Vanguard Total International Bond Index Fund	2,058,908	1,028,800	495,722	3,165	(18,013)	69,302	—	2,577,138
Vanguard Total International Stock Index Fund	8,662,203	1,545,323	621,521	(45,711)	250,462	226,560	—	9,790,756
Vanguard Total Stock Market Index Fund	13,034,246	2,070,637	2,194,161	33,645	1,704,780	252,632	—	14,649,147
Total	28,601,587	7,166,940	5,395,089	27,360	2,124,456	669,990	—	33,042,260

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	1,773
Institutional Target Retirement 2015 Fund	40,436
Institutional Target Retirement 2020 Fund	9,949
Institutional Target Retirement 2025 Fund	2,270
Institutional Target Retirement 2030 Fund	1,445
Institutional Target Retirement 2035 Fund	—

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	32,941
Institutional Target Retirement 2015 Fund	60,964
Institutional Target Retirement 2020 Fund	229,384
Institutional Target Retirement 2025 Fund	375,031
Institutional Target Retirement 2030 Fund	402,003
Institutional Target Retirement 2035 Fund	406,349

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income Fund	11.3%
Institutional Target Retirement 2015 Fund	14.3
Institutional Target Retirement 2020 Fund	18.4
Institutional Target Retirement 2025 Fund	25.0
Institutional Target Retirement 2030 Fund	29.3
Institutional Target Retirement 2035 Fund	32.9

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income Fund	51,748	1,494
Institutional Target Retirement 2015 Fund	71,985	2,380
Institutional Target Retirement 2020 Fund	220,557	9,073
Institutional Target Retirement 2025 Fund	341,461	15,466
Institutional Target Retirement 2030 Fund	330,843	16,599
Institutional Target Retirement 2035 Fund	306,124	16,780

Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112020

Annual Report | September 30, 2020

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Institutional Target Retirement 2040 Fund	4
Institutional Target Retirement 2045 Fund	16
Institutional Target Retirement 2050 Fund	28
Institutional Target Retirement 2055 Fund	40
Institutional Target Retirement 2060 Fund	52
Institutional Target Retirement 2065 Fund	64

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended September 30, 2020, returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from 9.93% for the Institutional Target Retirement 2040 Fund to 10.30% for the Institutional Target Retirement 2060 Fund. Each fund performed in line with its composite benchmark after expenses.

•    The rebound in global stocks that began in March continued in the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. U.S. Treasury yields ended the quarter little changed.

•    Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.

•    From their inception dates through September 30, the funds’ average annual returns ranged from 7.39% for the Institutional Target Retirement 2040 Fund to 8.13% for the Institutional Target Retirement 2065 Fund.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,251.89	$0.51
Institutional Target Retirement 2045 Fund	$1,000.00	$1,273.25	$0.51
Institutional Target Retirement 2050 Fund	$1,000.00	$1,273.20	$0.51
Institutional Target Retirement 2055 Fund	$1,000.00	$1,273.59	$0.51
Institutional Target Retirement 2060 Fund	$1,000.00	$1,274.15	$0.51
Institutional Target Retirement 2065 Fund	$1,000.00	$1,273.95	$0.51
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,024.55	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

3

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2040 Fund	9.93%	10.00%	7.39%	$145,566,849
Target 2040 Composite Index	10.73	10.35	7.73	147,955,653
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Institutional Target Retirement 2040 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	49.5%
Vanguard Total International Stock Index Fund Investor Shares	33.2
Vanguard Total Bond Market II Index Fund Investor Shares	11.9
Vanguard Total International Bond Index Fund Admiral Shares	5.4

The table reflects the fund’s investments, except for short-term investments and derivatives.

5

Institutional Target Retirement 2040 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
	Investment Companies (98.8%)
	U.S. Stock Fund (49.0%)
	Vanguard Total Stock Market Index Fund Institutional Shares	172,094,907	14,275,273

	International Stock Fund (32.8%)
	Vanguard Total International Stock Index Fund Investor Shares	570,116,158	9,555,147

	U.S. Bond Fund (11.7%)
1	Vanguard Total Bond Market II Index Fund Investor Shares	296,656,106	3,423,411

	International Bond Fund (5.3%)
	Vanguard Total International Bond Index Fund Admiral Shares	66,551,483	1,546,657
	Total Investment Companies (Cost $23,506,651)		28,800,488
	Temporary Cash Investment (1.6%)
	Money Market Fund (1.6%)
1	Vanguard Market Liquidity Fund, 0.117% (Cost $468,248)	4,682,642	468,264
	Total Investments (100.4%) (Cost $23,974,899)		29,268,752
	Other Assets and Liabilities—Net (-0.4%)		(119,151)
	Net Assets (100%)		29,149,601

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

6

Institutional Target Retirement 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	2,246	313,387	256
E-mini S&P 500 Index	December 2020	238	39,889	589
				845

See accompanying Notes, which are an integral part of the Financial Statements.

7

Institutional Target Retirement 2040 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $23,974,899)	29,268,752
Cash Collateral Pledged—Futures Contracts	11,724
Receivables for Accrued Income	6,797
Receivables for Capital Shares Issued	42,765
Variation Margin Receivable—Futures Contracts	869
Total Assets	29,330,907
Liabilities
Payables for Investment Securities Purchased	15,773
Payables for Capital Shares Redeemed	164,972
Variation Margin Payable—Futures Contracts	561
Total Liabilities	181,306
Net Assets	29,149,601

At September 30, 2020, net assets consisted of:

Paid-in Capital	23,482,203
Total Distributable Earnings (Loss)	5,667,398
Net Assets	29,149,601

Net Assets
Applicable to 1,100,251,157 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,149,601
Net Asset Value Per Share	$26.49

See accompanying Notes, which are an integral part of the Financial Statements.

8

Institutional Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	579,972
Other Income	21
Net Investment Income—Note B	579,993
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	17,411
Futures Contracts	13,634
Realized Net Gain (Loss)	31,045
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,989,503
Futures Contracts	845
Change in Unrealized Appreciation (Depreciation)	1,990,348
Net Increase (Decrease) in Net Assets Resulting from Operations	2,601,386

See accompanying Notes, which are an integral part of the Financial Statements.

9

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	579,993	545,029
Realized Net Gain (Loss)	31,045	1,099
Change in Unrealized Appreciation (Depreciation)	1,990,348	244,321
Net Increase (Decrease) in Net Assets Resulting from Operations	2,601,386	790,449
Distributions[1]
Total Distributions	(616,023)	(455,908)
Capital Share Transactions
Issued	5,669,183	5,254,578
Issued in Lieu of Cash Distributions	610,821	450,585
Redeemed	(4,173,157)	(1,780,334)
Net Increase (Decrease) from Capital Share Transactions	2,106,847	3,924,829
Total Increase (Decrease)	4,092,210	4,259,370
Net Assets
Beginning of Period	25,057,391	20,798,021
End of Period	29,149,601	25,057,391

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.66	$24.61	$22.93	$20.10	$18.08
Investment Operations
Net Investment Income[1]	.539	.575	.535	.494	.461
Capital Gain Distributions Received[1]	—	—	—	.002	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.898	(.005)	1.601	2.730	1.718
Total from Investment Operations	2.437	.570	2.136	3.226	2.181
Distributions
Dividends from Net Investment Income	(.604)	(.519)	(.453)	(.393)	(.161)
Distributions from Realized Capital Gains	(.003)	(.001)	(.003)	(.003)	—
Total Distributions	(.607)	(.520)	(.456)	(.396)	(.161)
Net Asset Value, End of Period	$26.49	$24.66	$24.61	$22.93	$20.10

Total Return	9.93%	2.65%	9.39%	16.35%	12.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,150	$25,057	$20,798	$14,863	$8,724
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.17%	2.43%	2.24%	2.32%	2.62%
Portfolio Turnover Rate	15%	5%	7%	5%	0%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

12

Institutional Target Retirement 2040 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

13

Institutional Target Retirement 2040 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	373,545
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,293,853

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	616,023	455,908
Long-Term Capital Gains	—	—
Total	616,023	455,908

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	23,974,899
Gross Unrealized Appreciation	5,435,778
Gross Unrealized Depreciation	(141,925)
Net Unrealized Appreciation (Depreciation)	5,293,853

14

Institutional Target Retirement 2040 Fund

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	228,010	224,272
Issued in Lieu of Cash Distributions	23,538	21,214
Redeemed	(167,248)	(74,584)
Net Increase (Decrease) in Shares Outstanding	84,300	170,902

At September 30, 2020, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	13,655	NA1	NA1	(80)	17	420	—	468,264
Vanguard Total Bond Market II Index Fund	2,957,662	1,689,587	1,358,876	22,813	112,225	74,085	—	3,423,411
Vanguard Total International Bond Index Fund	1,236,906	634,444	314,933	1,068	(10,828)	41,910	—	1,546,657
Vanguard Total International Stock Index Fund	8,332,505	1,580,556	553,068	(33,391)	228,545	219,340	—	9,555,147
Vanguard Total Stock Market Index Fund	12,545,147	1,716,640	1,673,059	27,001	1,659,544	244,217	—	14,275,273
Total	25,085,875	5,621,227	3,899,936	17,411	1,989,503	579,972	—	29,268,752

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

15

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2045 Fund	10.17%	10.16%	7.53%	$146,574,231
Target 2045 Composite Index	10.95	10.50	7.86	148,925,257
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

16

Institutional Target Retirement 2045 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	54.3%
Vanguard Total International Stock Index Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund Investor Shares	6.4
Vanguard Total International Bond Index Fund Admiral Shares	3.1

The table reflects the fund’s investments, except for short-term investments and derivatives.

17

Institutional Target Retirement 2045 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	161,884,998	13,428,361

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	534,811,659	8,963,443

U.S. Bond Fund (6.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	137,781,891	1,590,003

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Admiral Shares	33,460,419	777,620
Total Investment Companies (Cost $20,261,426)		24,759,427
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $406,061)	4,060,873	406,087
Total Investments (100.4%) (Cost $20,667,487)		25,165,514
Other Assets and Liabilities—Net (-0.4%)		(99,354)
Net Assets (100%)		25,066,160

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Institutional Target Retirement 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	153	25,643	431
10-Year U.S. Treasury Note	December 2020	2,066	288,272	223
				654

See accompanying Notes, which are an integral part of the Financial Statements.

19

Institutional Target Retirement 2045 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $20,667,487)	25,165,514
Cash Collateral Pledged—Futures Contracts	8,968
Receivables for Accrued Income	3,229
Receivables for Capital Shares Issued	42,489
Variation Margin Receivable—Futures Contracts	668
Total Assets	25,220,868
Liabilities
Payables for Investment Securities Purchased	12,420
Payables for Capital Shares Redeemed	141,772
Variation Margin Payable—Futures Contracts	516
Total Liabilities	154,708
Net Assets	25,066,160

At September 30, 2020, net assets consisted of:

Paid-in Capital	20,257,887
Total Distributable Earnings (Loss)	4,808,273
Net Assets	25,066,160

Net Assets
Applicable to 938,708,531 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,066,160
Net Asset Value Per Share	$26.70

See accompanying Notes, which are an integral part of the Financial Statements.

20

Institutional Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	488,105
Other Income	14
Net Investment Income—Note B	488,119
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliates Funds Sold	(1,858)
Futures Contracts	22,185
Realized Net Gain (Loss)	20,327
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,771,909
Futures Contracts	654
Change in Unrealized Appreciation (Depreciation)	1,772,563
Net Increase (Decrease) in Net Assets Resulting from Operations	2,281,009

See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	488,119	455,897
Realized Net Gain (Loss)	20,327	(1,387)
Change in Unrealized Appreciation (Depreciation)	1,772,563	132,234
Net Increase (Decrease) in Net Assets Resulting from Operations	2,281,009	586,744
Distributions[1]
Total Distributions	(515,800)	(375,521)
Capital Share Transactions
Issued	5,171,573	4,892,911
Issued in Lieu of Cash Distributions	511,684	371,618
Redeemed	(3,690,228)	(1,551,129)
Net Increase (Decrease) from Capital Share Transactions	1,993,029	3,713,400
Total Increase (Decrease)	3,758,238	3,924,623
Net Assets
Beginning of Period	21,307,922	17,383,299
End of Period	25,066,160	21,307,922

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.79	$24.86	$23.05	$20.11	$18.07
Investment Operations
Net Investment Income[1]	.534	.574	.538	.497	.464
Capital Gain Distributions Received[1]	—	—	—	.001	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.976	(.130)	1.730	2.833	1.736
Total from Investment Operations	2.510	.444	2.268	3.331	2.202
Distributions
Dividends from Net Investment Income	(.600)	(.512)	(.454)	(.389)	(.162)
Distributions from Realized Capital Gains	—	(.002)	(.004)	(.002)	—
Total Distributions	(.600)	(.514)	(.458)	(.391)	(.162)
Net Asset Value, End of Period	$26.70	$24.79	$24.86	$23.05	$20.11

Total Return	10.17%	2.13%	9.92%	16.87%	12.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,066	$21,308	$17,383	$12,054	$6,989
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.41%	2.23%	2.33%	2.42%
Portfolio Turnover Rate	12%	4%	6%	5%	1%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

24

Institutional Target Retirement 2045 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

25

Institutional Target Retirement 2045 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	310,246
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,498,027

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	515,800	375,521
Long-Term Capital Gains	—	—
Total	515,800	375,521

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	20,667,487
Gross Unrealized Appreciation	4,656,259
Gross Unrealized Depreciation	(158,232)
Net Unrealized Appreciation (Depreciation)	4,498,027

26

Institutional Target Retirement 2045 Fund

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	206,754	207,342
Issued in Lieu of Cash Distributions	19,500	17,471
Redeemed	(147,252)	(64,485)
Net Increase (Decrease) in Shares Outstanding	79,002	160,328

At September 30, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	11,719	NA1	NA1	(60)	26	396	—	406,087
Vanguard Total Bond Market II Index Fund	1,492,017	873,270	839,449	13,656	50,509	36,294	—	1,590,003
Vanguard Total International Bond Index Fund	637,189	316,976	171,145	796	(6,196)	21,200	—	777,620
Vanguard Total International Stock Index Fund	7,677,971	1,586,733	463,908	(32,433)	195,080	204,008	—	8,963,443
Vanguard Total Stock Market Index Fund	11,511,694	1,632,623	1,264,629	16,183	1,532,490	226,207	—	13,428,361
Total	21,330,590	4,409,602	2,739,131	(1,858)	1,771,909	488,105	—	25,165,514

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

27

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2050 Fund	10.21%	10.16%	7.54%	$146,587,192
Target 2050 Composite Index	10.97	10.50	7.87	148,964,335
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

Institutional Target Retirement 2050 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	54.4%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	6.2
Vanguard Total International Bond Index Fund Admiral Shares	3.1

The table reflects the fund’s investments, except for short-term investments and derivatives.

29

Institutional Target Retirement 2050 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (53.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	126,377,979	10,483,053

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	417,928,127	7,004,475

U.S. Bond Fund (6.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	103,014,277	1,188,785

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Admiral Shares	25,714,098	597,596
Total Investment Companies (Cost $16,055,889)		19,273,909
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $315,317)	3,153,389	315,339
Total Investments (100.4%) (Cost $16,371,206)		19,589,248
Other Assets and Liabilities—Net (-0.4%)		(74,803)
Net Assets (100%)		19,514,445

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Institutional Target Retirement 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2020	1,263	176,228	147
E-mini S&P 500 Index	December 2020	401	67,208	870
				1,017

See accompanying Notes, which are an integral part of the Financial Statements.

31

Institutional Target Retirement 2050 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $16,371,206)	19,589,248
Cash Collateral Pledged—Futures Contracts	10,807
Receivables for Accrued Income	2,493
Receivables for Capital Shares Issued	41,054
Variation Margin Receivable—Futures Contracts	854
Total Assets	19,644,456
Liabilities
Payables for Investment Securities Purchased	9,991
Payables for Capital Shares Redeemed	119,653
Variation Margin Payable—Futures Contracts	367
Total Liabilities	130,011
Net Assets	19,514,445

At September 30, 2020, net assets consisted of:

Paid-in Capital	16,047,110
Total Distributable Earnings (Loss)	3,467,335
Net Assets	19,514,445

Net Assets
Applicable to 729,427,036 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,514,445
Net Asset Value Per Share	$26.75

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	373,662
Other Income	10
Net Investment Income—Note B	373,672
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(2,905)
Futures Contracts	25,419
Realized Net Gain (Loss)	22,514
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,395,148
Futures Contracts	1,017
Change in Unrealized Appreciation (Depreciation)	1,396,165
Net Increase (Decrease) in Net Assets Resulting from Operations	1,792,351

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	373,672	334,430
Realized Net Gain (Loss)	22,514	2,257
Change in Unrealized Appreciation (Depreciation)	1,396,165	120,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,792,351	456,865
Distributions[1]
Total Distributions	(384,152)	(264,047)
Capital Share Transactions
Issued	4,693,363	4,332,507
Issued in Lieu of Cash Distributions	381,102	261,168
Redeemed	(2,955,065)	(1,150,088)
Net Increase (Decrease) from Capital Share Transactions	2,119,400	3,443,587
Total Increase (Decrease)	3,527,599	3,636,405
Net Assets
Beginning of Period	15,986,846	12,350,441
End of Period	19,514,445	15,986,846

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.82	$24.88	$23.07	$20.11	$18.07
Investment Operations
Net Investment Income[1]	.535	.577	.542	.503	.466
Capital Gain Distributions Received[1]	—	—	—	.001	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.988	(.134)	1.718	2.838	1.732
Total from Investment Operations	2.523	.443	2.260	3.342	2.200
Distributions
Dividends from Net Investment Income	(.593)	(.502)	(.445)	(.380)	(.160)
Distributions from Realized Capital Gains	—	(.001)	(.005)	(.002)	—
Total Distributions	(.593)	(.503)	(.450)	(.382)	(.160)
Net Asset Value, End of Period	$26.75	$24.82	$24.88	$23.07	$20.11

Total Return	10.21%	2.11%	9.88%	16.92%	12.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,514	$15,987	$12,350	$7,950	$4,329
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.14%	2.42%	2.24%	2.34%	2.43%
Portfolio Turnover Rate	12%	3%	5%	5%	1%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

36

Institutional Target Retirement 2050 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

37

Institutional Target Retirement 2050 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	249,293
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,218,042

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	384,152	264,047
Long-Term Capital Gains	—	—
Total	384,152	264,047

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	16,371,206
Gross Unrealized Appreciation	3,351,476
Gross Unrealized Depreciation	(133,434)
Net Unrealized Appreciation (Depreciation)	3,218,042

38

Institutional Target Retirement 2050 Fund

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	188,111	183,192
Issued in Lieu of Cash Distributions	14,496	12,261
Redeemed	(117,322)	(47,748)
Net Increase (Decrease) in Shares Outstanding	85,285	147,705

At September 30, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	11,719	NA1	NA1	(43)	22	319	—	315,339
Vanguard Total Bond Market II Index Fund	1,121,617	721,962	704,201	8,872	40,535	27,831	—	1,188,785
Vanguard Total International Bond Index Fund	476,993	243,791	119,364	207	(4,031)	16,005	—	597,596
Vanguard Total International Stock Index Fund	5,762,135	1,444,315	345,354	(24,407)	167,786	156,222	—	7,004,475
Vanguard Total Stock Market Index Fund	8,635,511	1,574,120	929,880	12,466	1,190,836	173,285	—	10,483,053
Total	16,007,975	3,984,188	2,098,799	(2,905)	1,395,148	373,662	—	19,589,248

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

39

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2055 Fund	10.24%	10.17%	7.55%	$146,686,282
Target 2055 Composite Index	10.97	10.50	7.87	148,964,335
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Institutional Target Retirement 2055 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	6.7
Vanguard Total International Bond Index Fund Admiral Shares	3.0

The table reflects the fund’s investments, except for short-term investments and derivatives.

41

Institutional Target Retirement 2055 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (53.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	69,241,847	5,743,611

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	231,139,660	3,873,901

U.S. Bond Fund (6.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	61,461,566	709,266

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	13,698,394	318,351
Total Investment Companies (Cost $9,137,526)		10,645,129
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $174,307)	1,743,229	174,323
Total Investments (100.4%) (Cost $9,311,833)		10,819,452
Other Assets and Liabilities—Net (-0.4%)		(45,620)
Net Assets (100%)		10,773,832

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

42

Institutional Target Retirement 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	488	81,789	911
10-Year U.S. Treasury Note	December 2020	423	59,022	49
				960

See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2055 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $9,311,833)	10,819,452
Cash Collateral Pledged—Futures Contracts	8,919
Receivables for Accrued Income	1,466
Receivables for Capital Shares Issued	27,901
Variation Margin Receivable—Futures Contracts	678
Total Assets	10,858,416
Liabilities
Payables for Investment Securities Purchased	8,231
Payables for Capital Shares Redeemed	76,235
Variation Margin Payable—Futures Contracts	118
Total Liabilities	84,584
Net Assets	10,773,832

At September 30, 2020, net assets consisted of:

Paid-in Capital	9,110,726
Total Distributable Earnings (Loss)	1,663,106
Net Assets	10,773,832

Net Assets
Applicable to 401,059,393 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,773,832
Net Asset Value Per Share	$26.86

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	199,272
Other Income	6
Net Investment Income—Note B	199,278
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	9,371
Futures Contracts	21,139
Realized Net Gain (Loss)	30,510
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	749,973
Futures Contracts	960
Change in Unrealized Appreciation (Depreciation)	750,933
Net Increase (Decrease) in Net Assets Resulting from Operations	980,721

See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,278	158,297
Realized Net Gain (Loss)	30,510	2,477
Change in Unrealized Appreciation (Depreciation)	750,933	77,656
Net Increase (Decrease) in Net Assets Resulting from Operations	980,721	238,430
Distributions[1]
Total Distributions	(190,256)	(116,168)
Capital Share Transactions
Issued	3,355,236	2,789,307
Issued in Lieu of Cash Distributions	188,762	114,709
Redeemed	(1,524,928)	(550,492)
Net Increase (Decrease) from Capital Share Transactions	2,019,070	2,353,524
Total Increase (Decrease)	2,809,535	2,475,786
Net Assets
Beginning of Period	7,964,297	5,488,511
End of Period	10,773,832	7,964,297

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.89	$24.92	$23.10	$20.11	$18.08
Investment Operations
Net Investment Income[1]	.539	.582	.547	.506	.470
Capital Gain Distributions Received[1]	—	—	—	.001	.001
Net Realized and Unrealized Gain (Loss) on Investments	2.001	(.125)	1.709	2.845	1.718
Total from Investment Operations	2.540	.457	2.256	3.352	2.189
Distributions
Dividends from Net Investment Income	(.569)	(.486)	(.430)	(.360)	(.158)
Distributions from Realized Capital Gains	(.001)	(.001)	(.006)	(.002)	(.001)
Total Distributions	(.570)	(.487)	(.436)	(.362)	(.159)
Net Asset Value, End of Period	$26.86	$24.89	$24.92	$23.10	$20.11

Total Return	10.24%	2.16%	9.84%	16.95%	12.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,774	$7,964	$5,489	$3,213	$1,527
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.14%	2.44%	2.26%	2.36%	2.47%
Portfolio Turnover Rate	10%	3%	5%	6%	1%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2055 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Institutional Target Retirement 2055 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	143,255
Undistributed Long-Term Gains	12,232
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,507,619

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	190,089	116,138
Long-Term Capital Gains	167	30
Total	190,256	116,168

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	9,311,833
Gross Unrealized Appreciation	1,593,651
Gross Unrealized Depreciation	(86,032)
Net Unrealized Appreciation (Depreciation)	1,507,619

50

Institutional Target Retirement 2055 Fund

E.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	134,161	117,144
Issued in Lieu of Cash Distributions	7,153	5,370
Redeemed	(60,222)	(22,775)
Net Increase (Decrease) in Shares Outstanding	81,092	99,739

At September 30, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F.    Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,364	NA1	NA1	(27)	16	193	—	174,323
Vanguard Total Bond Market II Index Fund	574,144	490,371	381,814	3,405	23,160	15,068	—	709,266
Vanguard Total International Bond Index Fund	232,404	141,022	53,398	(174)	(1,503)	8,296	—	318,351
Vanguard Total International Stock Index Fund	2,859,833	1,026,406	92,873	(1,028)	81,563	83,218	—	3,873,901
Vanguard Total Stock Market Index Fund	4,303,877	1,227,900	442,098	7,195	646,737	92,497	—	5,743,611
Total	7,979,622	2,885,699	970,183	9,371	749,973	199,272	—	10,819,452

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

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Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(6/26/2015)	Investment
Institutional Target Retirement 2060 Fund	10.30%	10.17%	7.55%	$146,655,913
Target 2060 Composite Index	10.97	10.50	7.87	148,964,335
MSCI US Broad Market Index	14.99	13.70	10.98	173,014,030

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Institutional Target Retirement 2060 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund Investor Shares	6.9
Vanguard Total International Bond Index Fund Admiral Shares	2.8

The table reflects the fund’s investments, except for short-term investments and derivatives.

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Institutional Target Retirement 2060 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.8%)
U.S. Stock Fund (53.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	25,543,297	2,118,816

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	84,457,323	1,415,505

U.S. Bond Fund (6.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	23,238,939	268,177

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Admiral Shares	4,721,084	109,718
Total Investment Companies (Cost $3,437,938)		3,912,216
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $63,876)	638,798	63,880
Total Investments (100.4%) (Cost $3,501,814)		3,976,096
Other Assets and Liabilities—Net (-0.4%)		(14,581)
Net Assets (100%)		3,961,515

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Institutional Target Retirement 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	196	32,850	375
10-Year U.S. Treasury Note	December 2020	158	22,046	18
				393

See accompanying Notes, which are an integral part of the Financial Statements.

55

Institutional Target Retirement 2060 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $3,501,814)	3,976,096
Cash Collateral Pledged—Futures Contracts	3,302
Receivables for Accrued Income	540
Receivables for Capital Shares Issued	11,618
Variation Margin Receivable—Futures Contracts	261
Total Assets	3,991,817
Liabilities
Payables for Investment Securities Purchased	3,652
Payables for Capital Shares Redeemed	26,597
Variation Margin Payable—Futures Contracts	53
Total Liabilities	30,302
Net Assets	3,961,515

At September 30, 2020, net assets consisted of:

Paid-in Capital	3,433,029
Total Distributable Earnings (Loss)	528,486
Net Assets	3,961,515

Net Assets
Applicable to 147,195,092 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,961,515
Net Asset Value Per Share	$26.91

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	69,223
Other Income	2
Net Investment Income—Note B	69,225
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	2,238
Futures Contracts	7,204
Realized Net Gain (Loss)	9,442
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	277,578
Futures Contracts	393
Change in Unrealized Appreciation (Depreciation)	277,971
Net Increase (Decrease) in Net Assets Resulting from Operations	356,638

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,225	47,983
Realized Net Gain (Loss)	9,442	921
Change in Unrealized Appreciation (Depreciation)	277,971	31,421
Net Increase (Decrease) in Net Assets Resulting from Operations	356,638	80,325
Distributions[1]
Total Distributions	(60,380)	(32,743)
Capital Share Transactions
Issued	1,671,562	1,187,527
Issued in Lieu of Cash Distributions	59,794	32,169
Redeemed	(618,606)	(249,768)
Net Increase (Decrease) from Capital Share Transactions	1,112,750	969,928
Total Increase (Decrease)	1,409,008	1,017,510
Net Assets
Beginning of Period	2,552,507	1,534,997
End of Period	3,961,515	2,552,507

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.90	$24.92	$23.08	$20.10	$18.07
Investment Operations
Net Investment Income[1]	.542	.589	.554	.511	.466
Capital Gain Distributions Received[1]	—	—	—	.001	.001
Net Realized and Unrealized Gain (Loss) on Investments	2.012	(.132)	1.699	2.828	1.729
Total from Investment Operations	2.554	.457	2.253	3.340	2.196
Distributions
Dividends from Net Investment Income	(.544)	(.476)	(.409)	(.359)	(.165)
Distributions from Realized Capital Gains	(.000)[2]	(.001)	(.004)	(.001)	(.001)
Total Distributions	(.544)	(.477)	(.413)	(.360)	(.166)
Net Asset Value, End of Period	$26.91	$24.90	$24.92	$23.08	$20.10

Total Return	10.30%	2.15%	9.83%	16.90%	12.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,962	$2,553	$1,535	$809	$334
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.46%	2.29%	2.38%	2.45%
Portfolio Turnover Rate	9%	3%	5%	7%	4%

1 Calculated based on average shares outstanding.

2 Distribution was less than $.001 per share.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2060 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Institutional Target Retirement 2060 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	49,598
Undistributed Long-Term Gains	4,606
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	474,282

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	60,380	32,732
Long-Term Capital Gains	—	11
Total	60,380	32,743

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,501,814
Gross Unrealized Appreciation	506,228
Gross Unrealized Depreciation	(31,946)
Net Unrealized Appreciation (Depreciation)	474,282

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Institutional Target Retirement 2060 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	67,012	49,788
Issued in Lieu of Cash Distributions	2,263	1,505
Redeemed	(24,595)	(10,382)
Net Increase (Decrease) in Shares Outstanding	44,680	40,911

At September 30, 2020, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,930	NA1	NA1	(6)	4	79	—	63,880
Vanguard Total Bond Market II Index Fund	184,795	206,685	132,797	1,105	8,389	5,236	—	268,177
Vanguard Total International Bond Index Fund	72,202	55,175	17,234	(92)	(333)	2,769	—	109,718
Vanguard Total International Stock Index Fund	914,175	478,655	10,761	—	33,436	28,885	—	1,415,505
Vanguard Total Stock Market Index Fund	1,379,176	641,039	138,712	1,231	236,082	32,254	—	2,118,816
Total	2,555,278	1,381,554	299,504	2,238	277,578	69,223	—	3,976,096

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

63

Institutional Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(7/12/2017)	Investment
Institutional Target Retirement 2065 Fund	10.06%	8.13%	$128,628,035
Target 2065 Composite Index	10.97	8.46	129,882,485
MSCI US Broad Market Index	14.99	12.06	144,290,688

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

64

Institutional Target Retirement 2065 Fund

Underlying Vanguard Funds

As of September 30, 2020

Vanguard Total Stock Market Index Fund Institutional Shares	54.5%
Vanguard Total International Stock Index Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond Index Fund Admiral Shares	2.6

The table reflects the fund’s investments, except for short-term investments and derivatives.

65

Institutional Target Retirement 2065 Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (98.5%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	3,248,485	269,462

International Stock Fund (35.4%)
Vanguard Total International Stock Index Fund Investor Shares	10,619,885	177,989

U.S. Bond Fund (6.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	3,024,440	34,902

International Bond Fund (2.6%)
Vanguard Total International Bond Index Fund Admiral Shares	563,468	13,095
Total Investment Companies (Cost $450,522)		495,448
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
[1] Vanguard Market Liquidity Fund, 0.117% (Cost $7,514)	75,142	7,514
Total Investments (100.0%) (Cost $458,036)		502,962
Other Assets and Liabilities—Net (0.0%)		237
Net Assets (100%)		503,199

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

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Institutional Target Retirement 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	31	5,195	50
10-Year U.S. Treasury Note	December 2020	20	2,791	2
				52

See accompanying Notes, which are an integral part of the Financial Statements.

67

Institutional Target Retirement 2065 Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $458,036)	502,962
Cash Collateral Pledged—Futures Contracts	370
Receivables for Investment Securities Sold	2,764
Receivables for Accrued Income	69
Receivables for Capital Shares Issued	3,046
Variation Margin Receivable—Futures Contracts	28
Total Assets	509,239
Liabilities
Payables for Investment Securities Purchased	406
Payables for Capital Shares Redeemed	5,629
Variation Margin Payable—Futures Contracts	5
Total Liabilities	6,040
Net Assets	503,199

At September 30, 2020, net assets consisted of:

Paid-in Capital	451,929
Total Distributable Earnings (Loss)	51,270
Net Assets	503,199

Net Assets
Applicable to 20,451,255 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	503,199
Net Asset Value Per Share	$24.60

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	8,075
Net Investment Income—Note B	8,075
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	22
Futures Contracts	738
Realized Net Gain (Loss)	760
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	37,971
Futures Contracts	52
Change in Unrealized Appreciation (Depreciation)	38,023
Net Increase (Decrease) in Net Assets Resulting from Operations	46,858

See accompanying Notes, which are an integral part of the Financial Statements.

69

Institutional Target Retirement 2065 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,075	4,124
Realized Net Gain (Loss)	760	26
Change in Unrealized Appreciation (Depreciation)	38,023	4,738
Net Increase (Decrease) in Net Assets Resulting from Operations	46,858	8,888
Distributions[1]
Total Distributions	(5,739)	(1,981)
Capital Share Transactions
Issued	395,927	208,214
Issued in Lieu of Cash Distributions	5,685	1,977
Redeemed	(185,337)	(68,197)
Net Increase (Decrease) from Capital Share Transactions	216,275	141,994
Total Increase (Decrease)	257,394	148,901
Net Assets
Beginning of Period	245,805	96,904
End of Period	503,199	245,805

1	Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Financial Highlights

				July 12,
				2017[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.78	$22.69	$20.80	$20.00
Investment Operations
Net Investment Income[2]	.499	.552	.555	.197
Capital Gain Distributions Received[2]	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.787	(.107)	1.503	.603
Total from Investment Operations	2.286	.445	2.058	.800
Distributions
Dividends from Net Investment Income	(.465)	(.355)	(.165)	—
Distributions from Realized Capital Gains	(.001)	—	(.003)	—
Total Distributions	(.466)	(.355)	(.168)	—
Net Asset Value, End of Period	$24.60	$22.78	$22.69	$20.80

Total Return	10.06%	2.22%	9.93%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$503	$246	$97	$5
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.17%	2.51%	2.51%	4.33%[3]
Portfolio Turnover Rate	14%	8%	28%	133%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2065 Fund

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Institutional Target Retirement 2065 Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At September 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,870
Undistributed Long-Term Gains	474
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	44,926

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	5,738	1,981
Long-Term Capital Gains	1	—
Total	5,739	1,981

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	458,036
Gross Unrealized Appreciation	49,745
Gross Unrealized Depreciation	(4,819)
Net Unrealized Appreciation (Depreciation)	44,926

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Institutional Target Retirement 2065 Fund

E.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	17,604	9,534
Issued in Lieu of Cash Distributions	235	101
Redeemed	(8,179)	(3,114)
Net Increase (Decrease) in Shares Outstanding	9,660	6,521

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	543	NA1	NA1	(1)	—	11	—	7,514
Vanguard Total Bond Market II Index Fund	17,302	29,616	13,147	94	1,037	594	—	34,902
Vanguard Total International Bond Index Fund	7,380	6,734	1,007	(1)	(11)	305	—	13,095
Vanguard Total International Stock Index Fund	88,401	87,330	3,515	22	5,751	3,325	—	177,989
Vanguard Total Stock Market Index Fund	133,113	140,341	35,094	(92)	31,194	3,840	—	269,462
Total	246,739	264,021	52,763	22	37,971	8,075	—	502,962

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

76

Special 2020 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040 Fund	—
Institutional Target Retirement 2045 Fund	—
Institutional Target Retirement 2050 Fund	—
Institutional Target Retirement 2055 Fund	167
Institutional Target Retirement 2060 Fund	—
Institutional Target Retirement 2065 Fund	1

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040 Fund	389,990
Institutional Target Retirement 2045 Fund	355,954
Institutional Target Retirement 2050 Fund	265,065
Institutional Target Retirement 2055 Fund	131,036
Institutional Target Retirement 2060 Fund	41,637
Institutional Target Retirement 2065 Fund	3,951

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2040 Fund	35.1%
Institutional Target Retirement 2045 Fund	39.1
Institutional Target Retirement 2050 Fund	38.2
Institutional Target Retirement 2055 Fund	36.9
Institutional Target Retirement 2060 Fund	37.7
Institutional Target Retirement 2065 Fund	39.7

77

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2040 Fund	272,393	16,197
Institutional Target Retirement 2045 Fund	236,440	15,031
Institutional Target Retirement 2050 Fund	180,825	11,510
Institutional Target Retirement 2055 Fund	96,086	6,131
Institutional Target Retirement 2060 Fund	33,240	2,128
Institutional Target Retirement 2065 Fund	3,812	245

Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

78

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

79

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019-present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018-present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018-present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004-present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020-present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019-present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019-present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2020: $31,000
Fiscal Year Ended September 30, 2019: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2020: $10,761,407
Fiscal Year Ended September 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2020: $2,915,863
Fiscal Year Ended September 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2020: $247,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2020: $115,000
Fiscal Year Ended September 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2020: $362,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

VANGUARD CHESTER FUNDS

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 17, 2020

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.